UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-00994

                             Burnham Investors Trust
               (Exact name of registrant as specified in charter)

                     1325 Avenue of the Americas, 26th Floor
                               New York, NY 10019
               (Address of principle executive offices) (Zip Code)

                                 Jon M. Burnham
                     1325 Avenue of the Americas, 26th Floor
                               New York, NY 10019
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 874-3863

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

DECEMBER 31, 2009

                                                                   ANNUAL REPORT

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Industries Fund

Burnham U.S. Government Money Market Fund

THE BURNHAM FAMILY OF FUNDS

                         (BURNHAM INVESTORS TRUST LOGO)

BURNHAM FUND

(PHOTO OF JON BURNHAM)

"As we look ahead to 2010 and beyond, we are confident that the equity markets are telling a story, which states that the worst of the crisis is behind us."


                                        /s/ JON BURNHAM

                                        JON BURNHAM
                                        Portfolio Manager

For the year ended December 31, 2009, The Burnham Fund rose 31.11% (with dividends reinvested) outperforming both its benchmarks: the S&P 500 Index (with dividends reinvested) by 4.65%, and the Morningstar Large Cap Blend by 2.94%.

In our Semi-Annual report for 2009, we discussed how in early March we made decisions formed by our view that market lows had been touched and tested. Since that time, and with no material interruption, the DJIA rose 59%, one of the sharpest rallies since 1933.

The primary driver of this strength has been monetary liquidity on a domestic and global scale. The two-pronged approach by the Federal Reserve to provide support to consumers, businesses and financial institutions has involved maintaining fed funds rates at near 0%, while providing liquidity via programs such as the Term Asset-backed Securities Loan Facility (TALF). Both approaches have been effective in stabilizing the U.S. banking system, and restoring its profitability and capital structure. Increased activity in international currency swaps has also led to more liquidity among U.S. and international banks, easing the freeze that occurred in late 2008-2009. The timing of increases in interest rates is uncertain (consensus seems to be around second half 2010, after the mid-term elections), and TALF and other lending programs that have been extended will expire in 2010. The Fed has also announced it would slow its purchases of long term securities in order to provide smooth transition in markets to more 'normal' conditions. The jury is out on the stimulus package passed by the Obama Administration, which was meant to be long-term and targeted at construction and alternative energy industries. A second stimulus package aimed at job creation may be forthcoming.

According to S&P estimates, earnings on average will grow by 12.7% for 2009 (versus a decline of 40% for 2008), and will grow 37% in 2010 -- a recovery year. Areas expected to have shown the strongest rebound in earnings for 2009 are those which sustained the most damage in 2008: Financial Services and Consumer Discretionary (led by autos). For 2010, Financials, Energy, Materials, Consumer Discretionary and Information Technology, respectively are anticipated to be the earnings leaders.

Careful sector allocation contributed in large part to The Burnham Fund's outperforming its benchmarks. The Fund's largest sector allocations were in Energy, Information Technology, Consumer Discretionary and Financial Services -- each of which showed significant valuation rebounds in 2009. (Financials, Consumer Discretionary and Technology held slightly less in the Fund as a percentage of assets relative to their weights in the S&P 500 Index.) The Fund's sector investments in Energy, Consumer Discretionary and Information Technology each outperformed their indices by a significant margin -- propelled by the performance of their constituent holdings. The positions which had the biggest impact on performance (a combination of performance and asset allocation) were Apple Inc., Freeport-McMoran Copper & Gold, Inc., Ford Motor Co., American Express Co. and Google Inc., Class A.

Conversely, the sectors which detracted from performance, while still higher on an absolute basis, underperformed the S&P on aggregate and thus were a drag on returns. These sectors were Health Care, Telecommunications Services, Consumer Staples and Utilities. The Fund underweighted the Health Care, Consumer Staples and Utilities sectors, and its investment in Telecommunications Services matched the index on a percentage basis. The five positions that hurt performance were (in order) Exxon Mobil Corp., The Hain Celestial Group, Inc., General Electric Co., Wells Fargo & Co. and The Bank of New York Mellon Corp. Of these securities, Exxon Mobil Corp. and Wells Fargo & Co. are no longer held.

As we look ahead to 2010 and beyond, we are confident that the equity markets are telling a story, which states that the worst of the crisis is behind us. However, the U.S. is deeply divided over a path to follow (fiscal stimulus or budget restraint) and the economy is still fragile, with delineation between winning and losing industries, and whether challenges are cyclical or secular.

On this first point, political fractures are emerging that has placed much of the Obama Administration's agenda in question, and may affect its ability to target stimulus where it is needed due to Congressional impasse. However, history has shown that the U.S. prefers divided government, punishing incumbents in mid-term elections, after which bi-partisan, moderate legislation may follow.

Reported data shows the economy is stabilizing, with glimmers of improvement, but the mood of the country is grim. The unemployment rate has not yet ticked downward, but the pace of decline has abated. The unemployment rate generally improves after recovery gains traction, thus we do not expect to see better numbers for another 6 to 12 months. The housing sector is stabilizing and improving in some areas. Consumers may continue to be risk averse -- not only because of employment uncertainty and stagnant wages, but also from their actions to reduce debt, combined with tighter and more expensive credit.

On the second point, we see opportunities in the equity markets as we open the book for 2010. Commodity prices have risen as the economy recovers, and in combination with the lower dollar. Energy transmission markets -- specifically MLPs -- provide high total returns. Consumers are cutting back on many items, but not when it comes to innovation and value -- to the benefit of strong consumer franchises such as those enjoyed by Apple Inc., Amazon.com, Inc., and McDonald's Corp., but to the detriment of apparel, publishers and networks and those servicing them. Finally, banks are showing earnings growth, as problem loans have been written down, lending is more conservative, spreads are positive, and investment banking is on a cyclical upturn. Consumer finance is also recovering for many of the same reasons. However, political backlash and tighter regulation may hamper the returns of multi-line bank conglomerates.

We believe 2010 will be a year of recovery, characterized by continued low interest rates, low inflation, and slow to moderate growth in GDP, within a volatile political environment. Earning recovery may be dramatic because of draconian cost cutting. We believe that active, strategic asset allocation and stock selection will again drive returns.

TICKER SYMBOLS
Class A                      BURHX
Class B                      BURIX
Class C                      BURJX

PORTFOLIO MANAGER
Jon M. Burnham
Since 1995

MINIMUM INVESTMENT

Regular accounts            $2,500
IRAs                        $  100

ASSET VALUES

Net assets, in millions     $70.38
Net asset value per share
Class A                     $23.56
Class B                     $23.48
Class C                     $23.02

MAXIMUM OFFERING PRICE

Class A                     $24.80

MAXIMUM SALES CHARGE OR CDSC**

Class A                       5.00%
Class C                       1.00%

** Class B shares are no longer offered, the maximum Sales Charge or CDSC is currently 1.00%.

EXPENSE RATIOS*

                           Net
                     (after expense
          Gross(1)   recoupment)(1)
          --------   --------------
Class A     1.55%        1.56%
Class B     2.30%        2.30%
Class C     2.29%        2.31%

*    See Note 5 to the Financial Statements.

INCEPTION

Class A      June 15, 1975
Class B   October 18, 1993
Class C     April 30, 2004

(1) The Expense Ratios in this table do not match the ratios of expenses to average net assets in the "Financial Highlights" section of the report (the "Highlights Ratios") because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of "Acquired Fund Fees and Expenses." Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.

ALL DATA AS OF DECEMBER 31, 2009. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                                 2 BURNHAM FUND

PORTFOLIO INVESTMENTS

ASSET ALLOCATION (AS A % OF NET ASSETS)

                                   (PIE CHART)

Registered Investment Company                  1%
Common Stocks (net of written call options)   87%
Cash & other net assets                        6%
Exchange Traded Fund                           6%

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

INDUSTRIES - COMMON STOCK                % NET
(NET OF WRITTEN CALL OPTIONS)           ASSETS
-----------------------------           ------
Energy                                  19.16%
Information Technology                  18.25%
Consumer Discretionary                  11.16%
Financial Services                      10.15%
Industrials                              8.75%
Materials                                6.29%
Consumer Staples                         4.66%
Telecommunications Services              4.15%
Health Care                              3.10%
Utilities                                1.68%
                                        -----
                                        87.35%
                                        =====

TOP 10 COMMON STOCK HOLDINGS             % NET
(NET OF WRITTEN CALL OPTIONS)           ASSETS
-----------------------------           ------
Apple Inc.                               8.99%
American Express Co.                     4.32%
McDonald's Corp.                         3.55%
Kinder Morgan Management, LLC            3.48%
PepsiCo, Inc.                            3.46%
Devon Energy Corp.                       3.13%
The Williams Companies, Inc.             2.99%
International Business Machines Corp.    2.79%
Google Inc., Class A                     2.64%
Caterpillar Inc.                         2.43%
                                        -----
                                        37.78%
                                        =====

TOTAL RETURN+

                              (PERFORMANCE GRAPH)

 Begin/End     Begin/End
   Value     Value (load)     TR Idx
----------   ------------   ----------
$10,000.00    $ 9,500.00    $10,000.00
$ 9,925.68    $ 9,429.39    $ 9,497.58
$10,165.43    $ 9,657.16    $ 9,317.79
$10,755.21    $10,217.45    $10,229.34
$10,515.46    $ 9,989.69    $ 9,921.58
$10,309.28    $ 9,793.81    $ 9,718.02
$11,050.11    $10,497.60    $ 9,957.60
$10,955.43    $10,407.66    $ 9,801.92
$12,126.06    $11,519.76    $10,410.76
$11,950.95    $11,353.40    $ 9,861.14
$11,571.93    $10,993.34    $ 9,819.45
$10,314.95    $ 9,799.20    $ 9,045.29
$10,207.48    $ 9,697.11    $ 9,089.56
$10,502.89    $ 9,977.75    $ 9,412.05
$ 9,308.06    $ 8,842.66    $ 8,553.84
$ 8,717.24    $ 8,281.38    $ 8,011.95
$ 9,608.75    $ 9,128.31    $ 8,634.57
$ 9,571.82    $ 9,093.23    $ 8,692.42
$ 9,337.08    $ 8,870.22    $ 8,480.86
$ 9,045.63    $ 8,593.35    $ 8,397.37
$ 8,530.30    $ 8,103.79    $ 7,871.68
$ 8,036.91    $ 7,635.06    $ 7,236.02
$ 8,184.93    $ 7,775.68    $ 7,374.00
$ 8,538.53    $ 8,111.60    $ 7,939.64
$ 8,752.02    $ 8,314.42    $ 8,009.19
$ 8,740.60    $ 8,303.57    $ 7,892.31
$ 8,469.33    $ 8,045.86    $ 7,740.11
$ 8,849.10    $ 8,406.65    $ 8,031.21
$ 8,292.29    $ 7,877.67    $ 7,544.29
$ 8,218.05    $ 7,807.14    $ 7,488.71
$ 7,809.71    $ 7,419.23    $ 6,955.29
$ 7,194.06    $ 6,834.35    $ 6,413.10
$ 7,107.10    $ 6,751.75    $ 6,455.20
$ 6,640.44    $ 6,308.42    $ 5,753.65
$ 6,834.64    $ 6,492.91    $ 6,260.07
$ 6,973.77    $ 6,625.08    $ 6,628.53
$ 6,726.87    $ 6,390.52    $ 6,239.12
$ 6,617.94    $ 6,287.04    $ 6,075.68
$ 6,556.12    $ 6,228.31    $ 5,984.52
$ 6,665.04    $ 6,331.79    $ 6,042.62
$ 7,024.20    $ 6,672.99    $ 6,540.35
$ 7,265.60    $ 6,902.32    $ 6,884.95
$ 7,350.98    $ 6,983.43    $ 6,972.78
$ 7,486.67    $ 7,112.34    $ 7,095.72
$ 7,536.82    $ 7,159.98    $ 7,234.10
$ 7,486.67    $ 7,112.34    $ 7,157.28
$ 7,749.20    $ 7,361.74    $ 7,562.16
$ 7,843.60    $ 7,451.42    $ 7,628.70
$ 8,179.73    $ 7,770.75    $ 8,028.78
$ 8,343.69    $ 7,926.51    $ 8,176.15
$ 8,528.91    $ 8,102.46    $ 8,289.80
$ 8,413.53    $ 7,992.85    $ 8,164.73
$ 8,100.79    $ 7,695.75    $ 8,036.56
$ 8,197.95    $ 7,788.05    $ 8,146.84
$ 8,261.71    $ 7,848.63    $ 8,305.26
$ 8,040.06    $ 7,638.06    $ 8,030.38
$ 8,024.88    $ 7,623.64    $ 8,062.86
$ 8,140.26    $ 7,733.25    $ 8,150.19
$ 8,246.53    $ 7,834.21    $ 8,274.70
$ 8,547.12    $ 8,119.77    $ 8,609.51
$ 8,752.94    $ 8,315.29    $ 8,902.48
$ 8,575.25    $ 8,146.48    $ 8,685.48
$ 8,799.01    $ 8,359.06    $ 8,868.26
$ 8,591.70    $ 8,162.11    $ 8,711.22
$ 8,397.55    $ 7,977.68    $ 8,546.00
$ 8,608.15    $ 8,177.74    $ 8,817.93
$ 8,601.57    $ 8,171.49    $ 8,830.44
$ 8,858.24    $ 8,415.32    $ 9,158.84
$ 8,838.49    $ 8,396.57    $ 9,075.27
$ 9,111.61    $ 8,656.03    $ 9,148.77
$ 8,891.14    $ 8,446.58    $ 8,996.26
$ 9,170.84    $ 8,712.30    $ 9,336.51
$ 9,238.31    $ 8,776.40    $ 9,339.76
$ 9,478.09    $ 9,004.19    $ 9,587.06
$ 9,104.72    $ 8,649.49    $ 9,613.08
$ 9,159.53    $ 8,701.55    $ 9,732.73
$ 9,282.85    $ 8,818.70    $ 9,863.42
$ 9,019.09    $ 8,568.13    $ 9,579.54
$ 9,025.94    $ 8,574.64    $ 9,592.53
$ 9,193.78    $ 8,734.10    $ 9,651.70
$ 9,238.31    $ 8,776.40    $ 9,881.34
$ 9,351.35    $ 8,883.79    $10,135.98
$ 9,673.34    $ 9,189.67    $10,466.28
$ 9,913.12    $ 9,417.46    $10,665.30
$ 9,987.36    $ 9,487.99    $10,814.91
$10,028.22    $ 9,526.81    $10,978.47
$ 9,786.80    $ 9,297.46    $10,763.74
$ 9,927.94    $ 9,431.54    $10,884.13
$10,306.78    $ 9,791.44    $11,366.25
$10,700.48    $10,165.46    $11,762.88
$10,555.63    $10,027.85    $11,567.46
$10,377.35    $ 9,858.48    $11,208.81
$10,466.49    $ 9,943.16    $11,376.83
$11,146.18    $10,588.87    $11,802.31
$11,833.30    $11,241.63    $11,990.05
$11,298.46    $10,733.54    $11,488.78
$11,516.54    $10,940.72    $11,409.08
$10,420.46    $ 9,899.44    $10,724.74
$10,331.70    $ 9,815.11    $10,376.34
$10,242.93    $ 9,730.78    $10,331.54
$10,937.63    $10,390.75    $10,834.72
$11,107.44    $10,552.07    $10,975.06
$10,567.12    $10,038.77    $10,049.82
$ 9,849.27    $ 9,356.80    $ 9,965.34
$ 9,934.18    $ 9,437.47    $10,109.48
$ 8,903.71    $ 8,458.52    $ 9,208.65
$ 7,769.03    $ 7,380.58    $ 7,662.08
$ 7,232.57    $ 6,870.95    $ 7,112.29
$ 7,105.30    $ 6,750.03    $ 7,187.97
$ 6,840.38    $ 6,498.36    $ 6,582.12
$ 6,354.04    $ 6,036.34    $ 5,881.27
$ 6,642.68    $ 6,310.55    $ 6,396.44
$ 7,180.42    $ 6,821.40    $ 7,008.64
$ 7,635.13    $ 7,253.37    $ 7,400.65
$ 7,583.73    $ 7,204.54    $ 7,415.34
$ 8,153.10    $ 7,745.44    $ 7,976.21
$ 8,299.40    $ 7,884.43    $ 8,264.18
$ 8,572.22    $ 8,143.61    $ 8,572.56
$ 8,512.91    $ 8,087.27    $ 8,413.31
$ 9,094.15    $ 8,639.44    $ 8,917.97
$ 9,315.57    $ 8,849.79    $ 9,090.23

GROWTH OF $10,000 OVER TEN YEARS

                        WITH NO       WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS          OR CDSC        OR CDSC
--------------       ------------   ------------
CLASS A
   One year             31.11%         24.55%
   Three years          (2.29)%        (3.95)%
   Five years            1.25%          0.22%
   Ten years            (0.71)%        (1.21)%
CLASS B
   One year             30.08%         25.08%
   Three years          (3.03)%        (3.96)%
   Five years            0.50%          0.16%
   Ten years            (1.45)%        (1.45)%
CLASS C
   One year             30.13%         29.13%
   Three years          (3.01)%        (3.01)%
   Five years            0.51%          0.51%
   Since inception       1.74%          1.74%

                        WITH NO       WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS           OR CDSC        OR CDSC
-------------        ------------   ------------
CLASS A
   One year             31.11%         24.55%
   Three years          (6.73)%       (11.39)%
   Five years            6.43%          1.11%
   Ten years            (6.84)%       (11.50)%
CLASS B
   One year             30.08%         25.08%
   Three years          (8.83)%       (11.43)%
   Five years            2.52%          0.78%
   Ten years           (13.56)%       (13.56)%
CLASS C
   One year             30.13%         29.13%
   Three years          (8.78)%        (8.78)%
   Five years            2.58%          2.58%
   Since inception      10.31%         10.31%

PERFORMANCE OVER THE PAST YEAR

Fund (Class A)                  31.11%
Sector                          26.46%
Peer Group                      28.17%

THE FUND outperformed both its sector and peer group.

THE SECTOR is represented by the S&P 500 Index(R) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes a representative sam-ple of 500 leading companies in leading industries in the U.S. economy.

THE PEER GROUP is represented by the funds in the Morningstar Large-Cap Blend category.

                               (PERFORMANCE GRAPH)

                   Burnham     S&P    Morningstar
 Time               Fund       500     Large Cap
Period    Date    w/o load    Index      Blend
------   ------   --------   ------   -----------
   1     Jan-09     -3.73%    -8.43%     -7.68%
   2     Feb-09    -10.57%   -18.17%    -16.77%
   3     Mar-09     -6.51%   -11.01%    -10.01%
   4     Apr-09      1.06%    -2.49%      0.93%
   5     May-09      7.46%     2.96%      4.97%
   6     Jun-09      6.73%     3.16%      4.92%
   7     Jul-09     14.75%    10.97%     12.88%
   8     Aug-09     16.81%    14.97%     16.69%
   9     Sep-09     14.61%    19.26%     21.28%
  10     Oct-09     19.81%    17.05%     18.65%
  11     Nov-09     27.99%    24.07%     25.10%
  12     Dec-09     31.11%    26.46%     28.17%

MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                  0.84
R(2)                 83.06
Alpha                 2.23
Standard Deviation   18.45
Sharpe Ratio         (0.15)

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR DIRECT


                                 BURNHAM FUND 3

BURNHAM

                             FINANCIAL SERVICES FUND

(PHOTO OF ANTON SCHUTZ)

"As the economy slowly improves, we have chosen to maintain some of our legacy positions as we anticipate they will recover in tandem. Harleysville National Corp., a long term holding in the Fund and a significant underperformer in 2009, was acquired by First Niagara Financial Group in July 2009 and we subsequently exited the position."


                                        /s/ ANTON SCHUTZ

                                        ANTON SCHUTZ
                                        Portfolio Manager

The Burnham Financial Services Fund finished 2009 +18.90% and the second half of the year +12.79%. This past year was marked by extreme volatility in the banking sector. The recession, the credit crisis and the sustainability of the financial system was in the forefront as we worked through one of the worst economic periods in our history. The Fund remained consistent in focusing on and investing in those companies with strong management teams that were able to navigate the crisis, companies with strong capital levels (including those that initiated capital raises), and those companies that would benefit from the dislocation in the system and position their balance sheets to opportunistically participate in the many deals that would result from the increase in bank failures. Additionally, as we watched the economic downturn unfold, we took advantage of shorter term trading opportunities within the various subsectors. It was a year to remember and one that will surely rewrite the text of some investment theories and prognostications.

Banks have rebounded dramatically from testing historic lows on March 9th. As the year began with uncertainty and fear as to the future of the financial system, policymakers took unprecedented steps to act quickly and employ various programs to backstop the financial crisis, instill confidence and get credit flowing back into the system. Some of the more noteworthy of those programs were: 1) Capital Assistance Program (CAP), which subjected the top 19 financial institutions to stress testing their capital levels in varying degrees of a continued economic downturn; 2) Public Private Investment Program (PPIP) which was created as a means to deal with problem legacy loans and securities through the funding of entities to purchase non agency residential MBS and commercial MBS; 3) Federal Reserve purchase of federal agency debt and mortgage backed securities with the intent of driving down borrowing costs and moving mortgage rates lower; 4) Term Asset Loan Facility (TALF) which helped to ease terms on instruments backed by consumer and auto loans. Taken together among other various programs, the Fed and the Treasury provided a powerful solution to support the financial system and unfreeze the credit markets so the economy could begin functioning again.

The Fund actively participated in capital raising activity throughout the year as financial companies sought to raise capital as an offensive measure to buy troubled institutions at a discount and benefit from loss sharing arrangements. We also saw capital raising activity as both a means to pay back TARP funds and to position companies for survivability. We took advantage of this activity across all levels. We invested in select names in the more distressed areas where we felt as though the deals were imminent. Centerstate Banks Inc. and 1st United Bancorp, Inc. in Florida are two examples of investments in this thesis that both performed well and contributed positively to the return of the Fund. 1st United Bancorp, Inc. participated in a deal in December to acquire the assets of Republic Federal Bank. As the deal activity accelerates they will continue to be active. SunTrust Banks, Inc. announced an accelerated plan to pay back TARP in the second quarter. We again were able to invest at very attractive levels and the Fund benefitted nicely from the activity.

Other names that performed well in the year were Janus Capital and Ameriprise Financial, Inc. Improvement in the equity markets was a positive catalyst for the asset managers. Additionally, with the market volatility, we see opportunity in the near term for an increase in rollups and consolidations within this group.

As the economy slowly improves, we have chosen to maintain some of our legacy positions as we anticipate they will recover in tandem. Harleysville National Corp., a long term holding in the Fund and a significant underperformer in 2009, was acquired by First Niagra Financial Group in July 2009 and we subsequently exited the position. CRM Holdings, Ltd. another long term holding is taking aggressive steps to improve operating results and return to profitability on the heels of a difficult year.

LOOKING FORWARD

"When will banks return to normalized earnings?" Many financial institutions will use fourth quarter 2009 earnings to accelerate charge-offs and further build loan loss reserves so that they enter 2010 with strengthened balance sheets and improved prospects for profitable growth. Obviously trends in the economy will continue to be an important influence. Although loan growth has remained weak, there is some indication that this may firm over the course of the year. Margins are improving, deposit growth is strong, delinquencies in the consumer sector appear to be easing and the yield curve remains steep. Consolidation, both FDIC and stand alone, will begin to accelerate. We are optimistic about the opportunities for the sector. Our focus continues to be well run companies that will benefit from this consolidation. Additionally we remain invested in those companies that will utilize the dislocation in the market to continue to buy distressed real estate loans and mortgage backed securities and pay out significant yields. The financial industry will begin 2010 in much stronger condition than it began in 2009. Hundreds of billions of dollars of capital have been raised and hundreds of billions of reserve building have fortified the industry. We are excited by the opportunity to profit from capital raises, deals and multiple expansion. Regulatory reform remains a wild card but is likely to be less onerous than previously expected.

TICKER SYMBOLS

Class A                           BURKX
Class B                           BURMX
Class C                           BURNX

PORTFOLIO MANAGER
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

MINIMUM INVESTMENT

Regular accounts                 $2,500
IRAs                             $  100

ASSET VALUES

Net assets, in millions          $53.14
Net asset value per share
Class A                          $16.95
Class B                          $16.08
Class C                          $16.66

MAXIMUM OFFERING PRICE

Class A                          $17.84

MAXIMUM SALES CHARGE OR CDSC**

Class A                            5.00%
Class C                            1.00%

** Class B shares are no longer offered, the maximum Sales Charge or CDSC is currently 1.00%.

EXPENSE RATIOS*

                          Net (after
                Gross   reimbursement)
                -----   --------------
Class A         1.85%        1.75%
Class B         2.60%        2.49%
Class C         2.59%        2.50%

INCEPTION

Class A and B     June 7, 1999
Class C         April 29, 2005

*    See Note 5 to the Financial Statements.

ALL DATA AS OF DECEMBER 31, 2009. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                            4 FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS

ASSET ALLOCATION (AS A % OF NET ASSETS)

                                   (PIE CHART)

Cash and other net assets                      4%
Common Stocks (net of written call options)   94%
PREFERRED STOCK                                2%

The fund seeks capital appreciation.

TOP 10 INDUSTRIES - COMMON STOCK        % NET
(NET OF WRITTEN CALL OPTIONS)          ASSETS
--------------------------------       ------
Banks - Regional                       33.60%
Thrifts & Mortgage Finance             28.67%
Real Estate Investment Trusts          14.30%
Other Diversified Financial Services    6.85%
Investment Banking & Brokerage          5.45%
Asset Management & Custody Banks        2.21%
Property & Casualty Insurance           1.76%
Unregistered Investment Company         0.57%
Diversified Banks                       0.38%
                                       -----
                                       93.79%
                                       =====

TOP 10 COMMON STOCK HOLDINGS            % NET
(NET OF WRITTEN CALL OPTIONS)          ASSETS
-----------------------------          ------
TFS Financial Corp.                     6.37%
Cowen Group, Inc., Class A              5.09%
1st United Bancorp, Inc.                4.70%
Pennymac Mortgage Investment Trust      4.38%
Northwest Bancshares, Inc.              4.26%
People's United Financial, Inc.         4.09%
Western Liberty Bancorp                 4.01%
United Community Banks, Inc.            3.99%
Centerstate Banks Inc.                  3.92%
Chimera Investment Corp.                3.65%
                                       -----
                                       44.46%
                                       =====

TOTAL RETURN+

GROWTH OF $10,000 OVER TEN YEARS

              Begin/End     Begin/End        CBNK
   Date         Value     Value (load)    Index Date    TR Idx
----------   ----------   ------------   -----------   --------
12/31/1999   $10,000.00    $ 9,500.00    31-Dec-1999   10000.00
 1/31/2000   $ 9,387.13    $ 8,917.77    31-Jan-2000    9397.36
 2/29/2000   $ 8,835.55    $ 8,393.77    29-Feb-2000    8595.12
 3/31/2000   $ 9,897.85    $ 9,402.96    31-Mar-2000    9113.78
 4/30/2000   $10,194.08    $ 9,684.37    28-Apr-2000    8903.99
 5/31/2000   $10,786.52    $10,247.19    31-May-2000    9301.56
 6/30/2000   $10,827.37    $10,286.01    30-Jun-2000    8975.74
 7/31/2000   $11,675.18    $11,091.42    31-Jul-2000    9343.70
 8/31/2000   $12,706.84    $12,071.50    31-Aug-2000   10068.07
 9/30/2000   $13,697.65    $13,012.77    29-Sep-2000   10734.57
10/31/2000   $13,360.57    $12,692.54    31-Oct-2000   10593.24
11/30/2000   $13,391.22    $12,721.65    30-Nov-2000   10665.12
12/31/2000   $15,278.14    $14,514.24    29-Dec-2000   11774.14
 1/31/2001   $15,859.44    $15,066.47    31-Jan-2001   11888.61
 2/28/2001   $16,429.76    $15,608.28    28-Feb-2001   11658.79
 3/31/2001   $16,616.22    $15,785.41    30-Mar-2001   11499.31
 4/30/2001   $17,208.48    $16,348.05    30-Apr-2001   11793.88
 5/31/2001   $18,458.81    $17,535.87    31-May-2001   12325.78
 6/30/2001   $19,062.04    $18,108.93    29-Jun-2001   12935.52
 7/31/2001   $19,610.43    $18,629.90    31-Jul-2001   13366.68
 8/31/2001   $19,456.88    $18,484.03    31-Aug-2001   12892.17
 9/30/2001   $18,140.74    $17,233.70    28-Sep-2001   12707.99
10/31/2001   $17,998.16    $17,098.25    31-Oct-2001   12254.43
11/30/2001   $18,743.97    $17,806.77    30-Nov-2001   12779.62
12/31/2001   $19,751.74    $18,764.15    31-Dec-2001   13251.21
 1/31/2002   $20,414.29    $19,393.58    31-Jan-2002   13569.97
 2/28/2002   $20,564.31    $19,536.09    28-Feb-2002   13823.18
 3/31/2002   $21,639.40    $20,557.43    29-Mar-2002   14597.80
 4/30/2002   $22,589.49    $21,460.01    30-Apr-2002   15174.51
 5/31/2002   $22,889.51    $21,745.04    31-May-2002   15088.37
 6/30/2002   $22,476.98    $21,353.13    28-Jun-2002   15094.52
 7/31/2002   $21,639.40    $20,557.43    31-Jul-2002   14487.59
 8/31/2002   $22,489.48    $21,365.00    30-Aug-2002   14895.35
 9/30/2002   $21,464.39    $20,391.17    30-Sep-2002   13878.82
10/31/2002   $22,226.95    $21,115.61    31-Oct-2002   14157.10
11/30/2002   $22,939.52    $21,792.54    29-Nov-2002   14218.37
12/31/2002   $23,217.39    $22,056.52    31-Dec-2002   14171.74
 1/31/2003   $23,711.37    $22,525.81    31-Jan-2003   14116.92
 2/28/2003   $23,508.71    $22,333.28    28-Feb-2003   14133.01
 3/31/2003   $23,774.71    $22,585.97    31-Mar-2003   13922.81
 4/30/2003   $25,687.32    $24,402.96    30-Apr-2003   14755.03
 5/31/2003   $26,738.63    $25,401.70    30-May-2003   15801.41
 6/30/2003   $26,966.62    $25,618.29    30-Jun-2003   15803.00
 7/31/2003   $28,575.25    $27,146.48    31-Jul-2003   16435.29
 8/31/2003   $28,993.24    $27,543.57    29-Aug-2003   16754.35
 9/30/2003   $29,347.89    $27,880.50    30-Sep-2003   16760.89
10/31/2003   $31,222.51    $29,661.38    31-Oct-2003   18028.96
11/30/2003   $31,805.16    $30,214.90    28-Nov-2003   18565.57
12/31/2003   $32,658.15    $31,025.24    31-Dec-2003   18854.66
 1/31/2004   $33,940.96    $32,243.91    30-Jan-2004   19091.70
 2/29/2004   $34,689.26    $32,954.80    27-Feb-2004   19400.92
 3/31/2004   $34,862.98    $33,119.83    31-Mar-2004   19290.65
 4/30/2004   $32,577.98    $30,949.08    30-Apr-2004   18309.13
 5/31/2004   $33,339.64    $31,672.66    31-May-2004   18792.69
 6/30/2004   $33,272.83    $31,609.19    30-Jun-2004   19149.09
 7/31/2004   $32,711.60    $31,076.02    30-Jul-2004   18780.39
 8/31/2004   $33,660.34    $31,977.33    31-Aug-2004   19362.39
 9/30/2004   $34,515.55    $32,789.77    30-Sep-2004   19691.44
10/31/2004   $35,210.40    $33,449.88    29-Oct-2004   20337.43
11/30/2004   $36,466.49    $34,643.16    30-Nov-2004   21392.24
12/31/2004   $36,945.41    $35,098.14    31-Dec-2004   21431.58
 1/31/2005   $35,878.10    $34,084.19    31-Jan-2005   20540.16
 2/28/2005   $35,352.65    $33,585.02    28-Feb-2005   20242.99
 3/31/2005   $34,794.36    $33,054.65    31-Mar-2005   19880.31
 4/30/2005   $33,825.57    $32,134.30    29-Apr-2005   19259.73
 5/31/2005   $34,564.48    $32,836.26    31-May-2005   19936.52
 6/30/2005   $35,549.69    $33,772.21    30-Jun-2005   20515.90
 7/31/2005   $36,436.38    $34,614.56    29-Jul-2005   21505.08
 8/31/2005   $35,812.42    $34,021.80    31-Aug-2005   21027.83
 9/30/2005   $35,155.61    $33,397.83    30-Sep-2005   20519.10
10/31/2005   $35,385.49    $33,616.22    31-Oct-2005   20938.57
11/30/2005   $36,731.95    $34,895.35    30-Nov-2005   21450.42
12/31/2005   $37,082.97    $35,228.82    30-Dec-2005   21017.31
 1/31/2006   $37,696.64    $35,811.81    31-Jan-2006   21493.10
 2/28/2006   $37,679.11    $35,795.15    28-Feb-2006   21725.01
 3/31/2006   $38,748.64    $36,811.21    31-Mar-2006   22258.71
 4/30/2006   $39,046.71    $37,094.37    28-Apr-2006   22363.91
 5/31/2006   $38,941.51    $36,994.43    31-May-2006   22030.92
 6/30/2006   $39,292.17    $37,327.56    30-Jun-2006   22093.99
 7/31/2006   $39,958.44    $37,960.52    31-Jul-2006   22387.63
 8/31/2006   $40,326.64    $38,310.31    31-Aug-2006   22609.03
                                          1-Sep-2006   22628.76
 9/30/2006   $41,150.70    $39,093.17    29-Sep-2006   22783.55
10/31/2006   $41,992.30    $39,892.69    31-Oct-2006   23190.82
11/30/2006   $42,676.10    $40,542.30    30-Nov-2006   23375.55
12/31/2006   $43,393.93    $41,224.23    29-Dec-2006   23922.16
 1/31/2007   $42,913.05    $40,767.40    31-Jan-2007   23595.12
 2/28/2007   $42,432.18    $40,310.57    28-Feb-2007   23313.54
 3/31/2007   $42,085.95    $39,981.65    30-Mar-2007   22987.62
 4/30/2007   $41,585.85    $39,506.55    30-Apr-2007   22588.26
 5/31/2007   $41,335.79    $39,269.00    31-May-2007   23031.48
 6/30/2007   $39,893.17    $37,898.52    29-Jun-2007   22334.76
 7/31/2007   $37,142.58    $35,285.46    31-Jul-2007   20592.47
 8/31/2007   $39,316.13    $37,350.32    31-Aug-2007   21453.78
 9/30/2007   $39,431.54    $37,459.96    28-Sep-2007   21551.22
10/31/2007   $39,085.31    $37,131.04    31-Oct-2007   20964.25
11/30/2007   $37,681.16    $35,797.10    30-Nov-2007   20176.13
12/31/2007   $37,334.77    $35,468.03    31-Dec-2007   19159.57
 1/31/2008   $37,862.10    $35,968.99    31-Jan-2008   19710.93
 2/29/2008   $36,512.14    $34,686.53    29-Feb-2008   18046.16
 3/31/2008   $35,162.18    $33,404.07    31-Mar-2008   18490.65
 4/30/2008   $35,689.51    $33,905.03    30-Apr-2008   18580.75
 5/31/2008   $35,752.79    $33,965.15    30-May-2008   18108.41
 6/30/2008   $31,027.94    $29,476.54    30-Jun-2008   14991.84
 7/31/2008   $33,327.08    $31,660.73    31-Jul-2008   16471.62
 8/31/2008   $35,120.00    $33,364.00    29-Aug-2008   17128.95
 9/30/2008   $34,719.23    $32,983.27    30-Sep-2008   17863.46
                                          1-Oct-2008   18454.95
10/31/2008   $32,272.43    $30,658.81    31-Oct-2008   16592.60
11/30/2008   $30,753.73    $29,216.04    28-Nov-2008   15167.59
12/31/2008   $31,815.36    $30,224.59    31-Dec-2008   15032.16
 1/31/2009   $27,703.02    $26,317.87    30-Jan-2009   11769.61
 2/28/2009   $25,403.65    $24,133.46    27-Feb-2009   10401.24
 3/31/2009   $27,835.67    $26,443.89    31-Mar-2009   11279.92
 4/30/2009   $31,174.19    $29,615.48    30-Apr-2009   11876.11
 5/31/2009   $33,208.25    $31,547.83    29-May-2009   12101.75
 6/30/2009   $33,539.89    $31,862.89    30-Jun-2009   11635.21
 7/31/2009   $35,684.49    $33,900.27    31-Jul-2009   12635.63
 8/31/2009   $37,011.05    $35,160.50    31-Aug-2009   12743.55
 9/30/2009   $37,762.77    $35,874.63    30-Sep-2009   12799.94
10/31/2009   $35,706.60    $33,921.27    30-Oct-2009   11936.25
11/30/2009   $36,281.45    $34,467.37    30-Nov-2009   12154.64
12/31/2009   $37,829.48    $35,938.00    31-Dec-2009   12581.64

                        WITH NO       WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS          OR CDSC        OR CDSC
--------------       ------------   ------------
CLASS A
   One year              18.90%        12.96%
   Three years           (4.47)%       (6.09)%
   Five years             0.47%        (0.55)%
   Ten years             14.22%        13.63%
CLASS B
   One year              17.99%        12.99%
   Three years           (5.19)%       (6.02)%
   Five years            (0.27)%       (0.58)%
   Ten years             13.37%        13.37%
CLASS C
   One year              18.12%        17.12%
   Three years           (5.16)%       (5.16)%
   Since inception        1.71%         1.71%

                        WITH NO       WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS           OR CDSC        OR CDSC
-------------        ------------   ------------
CLASS A
   One year             18.90%         12.96%
   Three years         (12.82)%       (17.18)%
   Five years            2.39%         (2.73)%
   Ten years           278.30%        259.38%
CLASS B
   One year             17.99%         12.99%
   Three years         (14.79)%       (17.02)%
   Five years           (1.36)%        (2.84)%
   Ten years           250.95%        250.95%
CLASS C
   One year             18.12%         17.12%
   Three years         (14.70)%       (14.70)%
   Since inception       8.24%          8.24%

PERFORMANCE OVER THE PAST YEAR

Fund (Class A)                  18.90%
Sector                         -16.30%
Peer Group                      25.26%

THE FUND outperformed its sector and underperformed to its peer group.

THE SECTOR is represented by the NASDAQ Bank Index, an unmanaged index of NASDAQ listed companies classified as banks. They include banks providing a broad range of financial services.

THE PEER GROUP is represented by the funds in the Morningstar Specialty -Financial investment category.

                               (PERFORMANCE GRAPH)

                   Burnham    NASDAQ   Morningstar
 Time             Financial    Bank     Specialty
Period    Date     w/o load    Index     Finance
------   ------   ---------   ------   -----------
   1     Jan-09    -12.93%    -21.70%    -17.71%
   2     Feb-09    -20.15%    -30.81%    -27.59%
   3     Mar-09    -12.51     -24.96%    -18.85%
   4     Apr-09     -2.02%    -21.00%     -5.83%
   5     May-09      4.38%    -19.49%      4.85%
   6     Jun-09      5.42%    -22.60%      4.39%
   7     Jul-09     12.16%    -15.94%     14.19%
   8     Aug-09     16.33%    -15.22%     22.63%
   9     Sep-09     12.76%    -14.85%     26.46%
  10     Oct-09     12.23%    -20.60%     20.35%
  11     Nov-09     14.04%    -19.14%     24.03%
  12     Dec-09     18.90%    -16.30%     25.26%

MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                  0.75
R(2)                 58.12
Alpha                (0.38)
Standard Deviation   19.51
Sharpe Ratio         (0.25)

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR DIRECT


                            FINANCIAL SERVICES FUND 5

BURNHAM

                            Financial Industries Fund

(PHOTO OF ANTON SCHUTZ)

"The past year was marked by extreme volatility in the banking sector. The recession, the credit crisis and the sustainability of the financial system was in the forefront as we worked through one of the worst economic periods in our history."


                                        /s/ ANTON SCHUTZ

                                        ANTON SCHUTZ
                                        Portfolio Manager

The Burnham Financial Industries Fund finished 2009 +31% and the second half of the year +16.04%. Although facing substantial headwinds as the year began, investors took heart in the "less bad" theme improving valuations dramatically from the lows reached in March of this year. The past year was marked by extreme volatility in the banking sector. The recession, the credit crisis and the sustainability of the financial system was in the forefront as we worked through one of the worst economic periods in our history. As expected and as indicated at the end of 2008, the stimulus packages and various programs put forth by the Treasury and the Federal Reserve, were instrumental in providing the necessary impetus to instill confidence once again in the financials. We were well positioned to benefit from the outcome of these actions, having taken profit in many of our short investments in the first quarter and becoming strategically longer as overall conditions improved. Throughout the year we continued to maintain a moderate level of short investments as we expected a slow recovery that would be marked by many "fits and starts."

Banks have rebounded dramatically from testing historic lows on March 9th. This past year began with uncertainty and fear as to the future of the financial system. Both the Federal Reserve and the Treasury, through unprecedented moves, acted quickly to employ various programs to backstop the financial crisis, instill confidence and get credit flowing back into the system. Some of the more noteworthy of those programs were: 1) Capital Assistance Program (CAP), which subjected the top 19 financial institutions to stress testing their capital levels in varying degrees of a continued economic downturn; 2) Public Private Investment Program (PPIP) which was created as a means to deal with problem legacy loans and securities through the funding of entities to purchase non agency residential MBS and commercial MBS; 3) Federal Reserve purchase of federal agency debt and mortgage backed securities with the intent of driving down borrowing costs and moving mortgage rates lower; 4) Term Asset Loan Facility (TALF) which helped to ease terms on instruments backed by consumer and auto loans. Taken together among other various programs, the Fed and the Treasury provided a powerful solution to support the financial system and unfreeze the credit markets so the economy could begin functioning again.

Looking at the top performers for the year, these names represent the diversity of both business and size and point to our ability to identify profitable opportunities in the various subsectors of financial services. Chimera, a mortgage REIT, took advantage of the ability to generate return on spreads through purchase of distressed assets, as did a few of our investments in business development companies. Equally as important, our investments in the large capitalization bank names provided positive return to the Fund. JPMorgan Chase & Co. having strong management, solid core fee income businesses and very healthy investment banking revenues performed well in 2009. Bank of America Corp., having benefit of both the Merrill Lynch & Co., Inc. and Countrywide transactions, contributed to the positive return. We believe both JPMorgan Chase & Co. and Bank of America Corp. through their diversity of business, will be very attractive investment opportunities as bank earnings return to more normalized levels. Additionally, Morgan Stanley, in the investment banking category, having proven the sustainability of their business, performed very well through the second half of the year. Lastly, we have and will continue to focus on those opportunities available through FDIC assisted transactions. We see this activity as a large contribution to profitability in the banking sector in 2010.

As we primarily maintain short investments for profitability, the Fund had short exposure to those names viewed as overvalued, thought to have further distress going forward and those names most exposed to the consumer and the effects of unemployment. We took profit on shorts early in the year, but did maintain a moderate amount of short exposure as financials rallied off lows in March and we continued to feel in selective names the move was overdone. American Express Co., very much dependent on the consumer and economic recovery, rallied with the positive momentum of the market and did contribute negatively to the Fund return. Additionally, names such as SVB Financial Group with exposure to venture capital portfolios, lifted with the recovery in capital markets.

LOOKING FORWARD

"When will banks return to normalized earnings?" Many financial institutions will use fourth quarter 2009 earnings to accelerate charge-offs and further build loan loss reserves so that they enter 2010 with strengthened balance sheets and improved prospects for profitable growth. Obviously trends in the economy will continue to be an important influence. Although loan growth has remained weak, there is some indication that this may firm over the course of the year. Margins are improving, deposit growth is strong, delinquencies in the consumer sector appear to be easing and the yield curve remains steep. Consolidation, both FDIC and stand alone, will begin to accelerate. We are optimistic about the opportunities for the sector. Our focus continues to be well run companies that will benefit from this consolidation. Additionally we remain invested in those companies that will utilize the dislocation in the market to continue to buy distressed real estate loans and mortgage backed securities and pay out significant yields. The financial industry will begin 2010 in much stronger condition than it began in 2009. Hundreds of billions of dollars of capital have been raised and hundreds of billions of reserve building have fortified the industry. We are excited by the opportunity to profit from capital raises, deals and multiple expansion.

TICKER SYMBOLS

Class A                           BURFX
Class C                           BURCX
Class I                           BMFIX

PORTFOLIO MANAGER
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

MINIMUM INVESTMENT

Regular accounts                $ 2,500
IRAs                            $   100

ASSET VALUES

Net assets, in millions         $134.75
Net asset value per share
Class A                         $ 11.77
Class C                         $ 11.58
Class I                         $ 10.34

MAXIMUM OFFERING PRICE

Class A                         $ 12.39

MAXIMUM SALES CHARGE OR CDSC

Class A                            5.00%
Class C                            1.00%

EXPENSE RATIOS*

                                            Class A   Class C   Class I
                                            -------   -------   -------
Expenses before waiver including dividend
   and interest expense                       2.72%     3.43%   1.78%**
Expenses net of waiver including dividend
   and interest expense                       2.67%     3.38%   1.78%**

*    See Note 5 to the Financial Statements.

**   Annualized

INCEPTION

Class A and C      April 30, 2004
Class I         December 16, 2009

ALL DATA AS OF DECEMBER 31, 2009. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                           6 FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS

ASSET ALLOCATION (AS A % OF NET ASSETS)

Long Positions                             97.53%
Short Positions                           (12.39)%
Cash and Other Assets, Less Liabilities    14.86%
                                          ------
                                          100.00%
                                          ======

The fund seeks capital appreciation.

TOP 10 INDUSTRIES
(AS A % OF NET ASSETS)                 LONG %   SHORT %   NET %
----------------------                 ------   -------   -----
Thrifts & Mortgage Finance              27.38%    -0.04%  27.34%
Banks - Regional                        26.08%    -6.55%  19.53%
Real Estate Investment Trusts           19.29%    -0.75%  18.54%
Other Diversified Financial Services    12.06%    -0.02%  12.04%
Investment Banking & Brokerage           5.90%    -0.24%   5.66%
Asset Management & Custody Banks         3.97%    -2.95%   1.02%
Property & Casualty Insurance            1.28%     0.00%   1.28%
Diversified Banks                        1.14%    -0.03%   1.11%
Specialized Finance                      0.43%    -0.07%   0.36%
Life & Health Insurance                  0.00%    -1.74%  -1.74%
                                        -----    ------   -----
                                        97.53%   -12.39%  85.14%
                                        =====    ======   =====

TOP 10 COMMON STOCK HOLDINGS            % NET
(NET OF WRITTEN OPTIONS)               ASSETS
----------------------------           ------
New York Community Bancorp, Inc.         7.49%
Western Liberty Bancorp                  6.55%
TFS Financial Corp.                      6.00%
Invesco Mortgage Capital, Inc.           5.52%
Pennymac Mortgage Investment Trust       5.03%
Cowen Group, Inc., Class A               4.49%
Northwest Bancshares, Inc.               4.16%
United Community Banks, Inc.             3.94%
Centerstate Banks Inc.                   3.87%
Chimera Investment Corp.                 3.74%
                                        -----
                                        50.79%
                                        =====

TOTAL RETURN+

GROWTH OF $10,000 SINCE INCEPTION

                              (PERFORMANCE GRAPH)

              Begin/End     Begin/End
   Date         Value     Value (load)    TR Idx
----------   ----------   ------------   --------
 4/30/2004   $10,000.00    $ 9,500.00    10000.00
 5/31/2004   $10,510.00    $ 9,984.50    10181.16
 6/30/2004   $10,470.00    $ 9,946.50    10176.78
 7/31/2004   $10,230.00    $ 9,718.50    10025.14
 8/31/2004   $10,540.00    $10,013.00    10496.46
 9/30/2004   $10,690.00    $10,155.50    10355.95
10/31/2004   $10,920.00    $10,374.00    10591.59
11/30/2004   $11,270.00    $10,706.50    10798.23
12/31/2004   $11,387.00    $10,817.65    11138.95
 1/31/2005   $11,175.94    $10,617.15    10846.50
 2/28/2005   $11,196.05    $10,636.24    10710.32
 3/31/2005   $11,256.35    $10,693.53    10415.63
 4/30/2005   $11,135.74    $10,578.96    10548.99
 5/31/2005   $11,326.70    $10,760.36    10689.27
 6/30/2005   $11,718.66    $11,132.73    10776.32
 7/31/2005   $11,990.02    $11,390.52    10909.71
 8/31/2005   $12,000.07    $11,400.07    10757.83
 9/30/2005   $11,809.11    $11,218.66    10549.17
10/31/2005   $12,090.52    $11,486.00    10950.80
11/30/2005   $12,311.63    $11,696.05    11450.39
12/31/2005   $12,340.86    $11,723.82    11491.67
 1/31/2006   $12,490.83    $11,866.29    11473.63
 2/28/2006   $12,640.81    $12,008.77    11833.56
 3/31/2006   $12,940.76    $12,293.72    11857.25
 4/30/2006   $13,176.44    $12,517.62    12636.78
 5/31/2006   $13,080.02    $12,426.02    12206.29
 6/30/2006   $13,047.89    $12,395.49    12079.51
 7/31/2006   $13,090.74    $12,436.20    12516.21
 8/31/2006   $13,347.84    $12,680.45    12492.65
 9/30/2006   $13,669.21    $12,985.75    12846.88
10/31/2006   $13,862.04    $13,168.94    12948.17
11/30/2006   $14,215.55    $13,504.78    12863.60
12/31/2006   $14,406.84    $13,686.50    13444.39
 1/31/2007   $14,580.98    $13,851.93    13528.16
 2/28/2007   $14,627.41    $13,896.04    13296.04
 3/31/2007   $14,639.02    $13,907.07    13132.85
 4/30/2007   $14,615.80    $13,885.01    13420.54
 5/31/2007   $14,813.16    $14,072.50    13585.45
 6/30/2007   $14,406.84    $13,686.50    13129.63
 7/31/2007   $13,617.43    $12,936.55    12261.70
 8/31/2007   $14,824.77    $14,083.53    12411.26
 9/30/2007   $15,045.34    $14,293.07    12446.29
10/31/2007   $14,998.90    $14,248.96    12171.97
11/30/2007   $14,464.89    $13,741.64    11485.15
12/31/2007   $14,257.68    $13,544.79    10515.08
 1/31/2008   $14,437.28    $13,715.41    11238.18
 2/29/2008   $14,064.26    $13,361.05     9813.76
 3/31/2008   $13,691.24    $13,006.68     9481.75
 4/30/2008   $14,133.34    $13,426.67     9969.89
 5/31/2008   $14,340.57    $13,623.54     9179.82
 6/30/2008   $12,848.49    $12,206.06     7071.17
 7/31/2008   $13,553.08    $12,875.43     8078.36
 8/31/2008   $14,561.62    $13,833.54     8093.26
 9/30/2008   $14,354.39    $13,636.67     8331.40
10/31/2008   $13,235.32    $12,573.56     7228.07
11/30/2008   $12,765.59    $12,127.31     5935.96
12/31/2008   $13,260.61    $12,597.58     5520.40
 1/31/2009   $11,757.74    $11,169.85     3593.93
 2/28/2009   $10,947.37    $10,400.00     3037.80
 3/31/2009   $12,406.04    $11,785.73     3544.35
 4/30/2009   $13,393.21    $12,723.55     4137.14
 5/31/2009   $14,586.67    $13,857.34     4727.87
 6/30/2009   $14,969.75    $14,221.27     4609.32
 7/31/2009   $15,883.26    $15,089.10     5118.30
 8/31/2009   $16,428.42    $15,607.00     5986.81
 9/30/2009   $16,752.57    $15,914.94     5983.19
10/31/2009   $15,809.59    $15,019.11     5357.54
11/30/2009   $16,428.42    $15,607.00     5649.25
12/31/2009   $17,371.42    $16,502.85     5428.10

                        WITH NO       WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS          OR CDSC        OR CDSC
--------------       ------------   ------------
CLASS A
   One year             31.00%         24.45%
   Three years           6.43%          4.63%
   Five years            8.81%          7.70%
   Since inception      10.22%          9.23%
CLASS C
   One year             30.04%         29.04%
   Three years           5.67%          5.67%
   Five years            8.09%          8.09%
   Since inception       9.46%          9.46%
CLASS I
   Since inception       3.40%          3.40%

                        WITH NO       WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS           OR CDSC        OR CDSC
-------------        ------------   ------------
CLASS A
   One year              31.00%        24.45%
   Three years           20.58%        14.55%
   Five years            52.55%        44.93%
   Since inception       73.71%        65.03%
CLASS C
   One year              30.04%        29.04%
   Three years           18.01%        18.01%
   Five years            47.55%        47.55%
   Since inception       66.98%        66.98%
CLASS I
   Since inception        3.40%         3.40%

PERFORMANCE OVER THE PAST YEAR

Fund (Class A)                  31.00%
Sector                          -1.67%
Peer Group                      25.26%

THE FUND outperformed both its sector and its peer group.

THE SECTOR is represented by the KBW Bank Index, a capitalization weighted index composed of 24 diverse stocks representing national money center banks and leading regional institutions.

THE PEER GROUP is represented by the funds in the Morningstar Specialty --Financial investment category.

                               (PERFORMANCE GRAPH)

                      Burnham      PHX/KBW   Morningstar
 Time             Financial Inds.   Bank      Specialty
Period    Date        w/o load      Index      Finance
------   ------   --------------   -------   -----------
   1     Jan-09       -11.33%      -34.97%     -17.71%
   2     Feb-09       -17.44%      -45.06%     -27.59%
   3     Mar-09        -6.44%      -35.87%     -18.85%
   4     Apr-09         1.00%      -25.13%      -5.83%
   5     May-09        10.00%      -14.44%       4.85%
   6     Jun-09        12.89%      -16.59%       4.39%
   7     Jul-09        19.78%       -7.37%      14.19%
   8     Aug-09        23.89%        8.35%      22.63%
   9     Sep-09        20.02%        8.28%      26.46%
  10     Oct-09        19.22%       -3.05%      20.35%
  11     Nov-09        23.89%        2.24%      24.03%
  12     Dec-09        31.00%       -1.67%      25.26%

MODERN PORTFOLIO THEORY STATISTICS**

Three-Year Range

Beta                  0.76
R(2)                 62.60
Alpha                10.42
Standard Deviation   19.14
Sharpe Ratio          0.31

*    Keep in mind that indices have no management fees or brokerage costs.

+ The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor's shares when redeemed may be worth more or less than their original cost.

**   Source: Morningstar Direct


                           FINANCIAL INDUSTRIES FUND 7

BURNHAM

U.S. Government Money Market Fund

"...we tend to be in more of an economic holding pattern that is extremely sensitive to both positive and negative variables. Time will be the final judge of success in regards to the various efforts made to correct one of the worst economic periods in our nation's history."


                                        /s/ SETH FRIMERE

                                        SETH FRIMERE
                                        Portfolio Manager

The two most dominant concerns that we continued to address through 2009 are: 1) when will our economic "ship" right itself, and 2) when will short term rates begin to improve.

There is a growing belief that we may be finally at or near the bottom of the current economic growth cycle and that it is only a matter of time until we begin the growth segment of a new cycle. One would like to believe that the various worldwide government economic stimulus actions and direct monetary injections would eventually bear some form of fruit in the form of a revitalized economic expansion. A sampling of positive economic figures we have recently observed, which may be a result of these efforts, include a slight improvement in employment data, a consistent lack of inflationary pressures in pricing on the producer and consumer side, growth in durable goods orders, and an increase in corporate capital orders/investments.

The Federal Open Market Committee (FOMC) commented at their most recent meeting that "economic activity has continued to pick up and that the deterioration in the labor market is abating." However, the FOMC also commented that consumer spending "remains constrained by a weak labor market, modest income growth, lower housing wealth, and tight credit" and future FOMC actions will "warrant exceptionally low levels of the federal funds rate for an extended period." In fact, the FOMC has begun discussions and limited testing of a few indirect methods of combating inflationary pressures other than directly adjusting the federal funds rate. These methods include: reverse repurchase agreements with members of the Primary Dealer network, term-time deposits with banks, and direct bond sales from the FOMC's balance sheet.

Ultimately, we tend to be in more of an economic holding pattern that is extremely sensitive to both positive and negative variables. Time will be the final judge of success in regards to the various efforts made to correct one of the worst economic periods in our nation's history. The intensity and duration of our economy's current recessionary period can still be directly related to the "blockage" of credit and liquidity between various financial entities and the reluctance of these institutions to lend to other businesses and individuals. This issue continues to be directly related to the fact that banks and financial intermediaries do not trust each other's viability and, therefore, are not interested in assuming any additional risks during such an uncertain time period. The FOMC, the Treasury Department, and the Obama Administration continue to face an unprecedented period in our nation's history that will require a great deal of foresight, resilience, strength, and courage to address and implement the steps needed to direct our economy down the path of recovery.

Each day has the potential for a news-worthy event that may warrant some action and we will continue to adapt our strategy for each one as it emerges. Safety and preservation of capital has always been our primary goal, therefore, we will continue to be cautious with any of our purchases to maintain liquidity and preserve capital in the fund.

PORTFOLIO INVESTMENTS

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
               ASSET ALLOCATION BY MATURITY (AS A % OF NET ASSETS)

                                   (PIE CHART)

1-5 days        53%
6-75 days       29%
Over 100 days   18%

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
                ASSET ALLOCATION BY TYPE (AS A % OF MARKET VALUE)

                                   (PIE CHART)

U.S. Government Asset Backed Commercial Paper   12%
Commercial Paper                                 4%
Repurchase Agreements                           23%
Certificate of Deposit                           3%
U.S. Government Agency Obligations              58%

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

TICKER SYMBOL                          BUTXX

PORTFOLIO MANAGER
Seth H. Frimere
Reich & Tang Asset Management L.P.
Since inception

MINIMUM INVESTMENT

Regular accounts                     $ 2,500
IRAs                                 $   100

ASSET VALUES

Net assets, in millions              $303.00
Net asset value per share            $  1.00

EXPENSE RATIOS

Gross                                   0.73%
Net (after reimbursement)               0.46%

INCEPTION October 13, 1999

ALL DATA AS OF DECEMBER 31, 2009. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                               (PERFORMANCE GRAPH)

BURNHAM MONEY MARKET

              7 DAY
DATE        YIELD EFF
----------------------
01/01/2009  0.085396%
01/02/2009  0.080000%
01/03/2009  0.064921%
01/04/2009  0.049843%
01/05/2009  0.034764%
01/06/2009  0.030785%
01/07/2009  0.030983%
01/08/2009  0.054603%
01/09/2009  0.055605%
01/10/2009  0.054949%
01/11/2009  0.054293%
01/12/2009  0.053638%
01/13/2009  0.057290%
01/14/2009  0.063305%
01/15/2009  0.044848%
01/16/2009  0.053158%
01/17/2009  0.059152%
01/18/2009  0.065145%
01/19/2009  0.071139%
01/20/2009  0.077133%
01/21/2009  0.073814%
01/22/2009  0.082805%
01/23/2009  0.083849%
01/24/2009  0.082951%
01/25/2009  0.082054%
01/26/2009  0.081156%
01/27/2009  0.078276%
01/28/2009  0.078490%
01/29/2009  0.072838%
01/30/2009  0.071920%
01/31/2009  0.072870%
02/01/2009  0.073819%
02/02/2009  0.074769%
02/03/2009  0.074999%
02/04/2009  0.085362%
02/05/2009  0.096640%
02/06/2009  0.103989%
02/07/2009  0.110791%
02/08/2009  0.117593%
02/09/2009  0.124395%
02/10/2009  0.131417%
02/11/2009  0.126468%
02/12/2009  0.121638%
02/13/2009  0.120213%
02/14/2009  0.120592%
02/15/2009  0.120970%
02/16/2009  0.121349%
02/17/2009  0.121727%
02/18/2009  0.121696%
02/19/2009  0.122484%
02/20/2009  0.114716%
02/21/2009  0.104711%
02/22/2009  0.094705%
02/23/2009  0.084700%
02/24/2009  0.071216%
02/25/2009  0.063712%
02/26/2009  0.051666%
02/27/2009  0.045468%
02/28/2009  0.041087%
03/01/2009  0.036705%
03/02/2009  0.032323%
03/03/2009  0.030613%
03/04/2009  0.025470%
03/05/2009  0.022356%
03/06/2009  0.021918%
03/07/2009  0.021692%
03/08/2009  0.021466%
03/09/2009  0.021240%
03/10/2009  0.020792%
03/11/2009  0.021871%
03/12/2009  0.021417%
03/13/2009  0.021381%
03/14/2009  0.021233%
03/15/2009  0.021085%
03/16/2009  0.020938%
03/17/2009  0.021344%
03/18/2009  0.021183%
03/19/2009  0.022121%
03/20/2009  0.021610%
03/21/2009  0.021457%
03/22/2009  0.021304%
03/23/2009  0.021151%
03/24/2009  0.020755%
03/25/2009  0.020708%
03/26/2009  0.019608%
03/27/2009  0.019926%
03/28/2009  0.019973%
03/29/2009  0.020020%
03/30/2009  0.020067%
03/31/2009  0.019608%
04/01/2009  0.019759%
04/02/2009  0.019821%
04/03/2009  0.020020%
04/04/2009  0.020134%
04/05/2009  0.020249%
04/06/2009  0.020364%
04/07/2009  0.020880%
04/08/2009  0.020014%
04/09/2009  0.020364%
04/10/2009  0.020108%
04/11/2009  0.019853%
04/12/2009  0.019597%
04/13/2009  0.019342%
04/14/2009  0.019905%
04/15/2009  0.019665%
04/16/2009  0.019754%
04/17/2009  0.020187%
04/18/2009  0.020649%
04/19/2009  0.021111%
04/20/2009  0.021574%
04/21/2009  0.020635%
04/22/2009  0.020588%
04/23/2009  0.020745%
04/24/2009  0.021073%
04/25/2009  0.020922%
04/26/2009  0.020771%
04/27/2009  0.020619%
04/28/2009  0.021063%
04/29/2009  0.021814%
04/30/2009  0.022137%
05/01/2009  0.022142%
05/02/2009  0.022367%
05/03/2009  0.022591%
05/04/2009  0.022815%
05/05/2009  0.022685%
05/06/2009  0.022340%
05/07/2009  0.021866%
05/08/2009  0.021204%
05/09/2009  0.020746%
05/10/2009  0.020289%
05/11/2009  0.019832%
05/12/2009  0.020640%
05/13/2009  0.021250%
05/14/2009  0.021136%
05/15/2009  0.021271%
05/16/2009  0.021283%
05/17/2009  0.021296%
05/18/2009  0.021308%
05/19/2009  0.020426%
05/20/2009  0.020453%
05/21/2009  0.020734%
05/22/2009  0.020265%
05/23/2009  0.019953%
05/24/2009  0.019642%
05/25/2009  0.019330%
05/26/2009  0.019018%
05/27/2009  0.017991%
05/28/2009  0.017595%
05/29/2009  0.018132%
05/30/2009  0.017593%
05/31/2009  0.017054%
06/01/2009  0.016515%
06/02/2009  0.014121%
06/03/2009  0.011801%
06/04/2009  0.009183%
06/05/2009  0.006122%
06/06/2009  0.004137%
06/07/2009  0.002152%
06/08/2009  0.000167%
06/09/2009  0.000000%
06/10/2009  0.000000%
06/11/2009  0.000000%
06/12/2009  0.000000%
06/13/2009  0.000000%
06/14/2009  0.000000%
06/15/2009  0.000000%
06/16/2009  0.000000%
06/17/2009  0.000000%
06/18/2009  0.000000%
06/19/2009  0.000000%
06/20/2009  0.000000%
06/21/2009  0.000000%
06/22/2009  0.000000%
06/23/2009  0.000000%
06/24/2009  0.000000%
06/25/2009 -0.000886%
06/26/2009 -0.000886%
06/27/2009 -0.000886%
06/28/2009 -0.000886%
06/29/2009 -0.000886%
06/30/2009 -0.000886%
07/01/2009 -0.000886%
07/02/2009  0.000000%
07/06/2009  0.000000%
07/07/2009  0.000000%
07/08/2009  0.000000%
07/09/2009  0.000000%
07/10/2009  0.000000%
07/13/2009  0.000000%
07/14/2009  0.000000%
07/15/2009  0.000000%
07/16/2009  0.000000%
07/17/2009  0.000000%
07/20/2009  0.000000%
07/21/2009  0.000000%
07/22/2009  0.000000%
07/23/2009  0.000000%
07/24/2009  0.000000%
07/27/2009  0.000000%
07/28/2009  0.000000%
07/29/2009  0.000000%
07/30/2009  0.000000%
07/31/2009  0.000000%
08/03/2009  0.000000%
08/04/2009  0.000000%
08/05/2009  0.000000%
08/06/2009  0.000000%
08/07/2009  0.000000%
08/10/2009  0.000000%
08/11/2009  0.000000%
08/12/2009  0.000000%
08/13/2009  0.000000%
08/14/2009  0.000000%
08/17/2009  0.000000%
08/18/2009  0.000000%
08/19/2009  0.000000%
08/20/2009  0.000000%
08/21/2009  0.000000%
08/24/2009  0.000000%
08/25/2009  0.000000%
08/26/2009  0.000000%
08/27/2009  0.000000%
08/28/2009  0.000000%
08/31/2009  0.000000%
09/01/2009  0.000000%
09/02/2009  0.000000%
09/03/2009  0.000000%
09/04/2009  0.000000%
09/08/2009  0.000000%
09/09/2009  0.000000%
09/10/2009  0.000000%
09/11/2009  0.000000%
09/14/2009  0.000000%
09/15/2009  0.000000%
09/16/2009  0.000000%
09/17/2009  0.000000%
09/18/2009  0.000000%
09/21/2009  0.000000%
09/22/2009  0.000000%
09/23/2009  0.000000%
09/24/2009  0.000000%
09/25/2009  0.000000%
09/28/2009  0.000000%
09/29/2009  0.000000%
09/30/2009  0.000000%
10/01/2009  0.000000%
10/02/2009  0.000000%
10/05/2009  0.000000%
10/06/2009  0.000000%
10/07/2009  0.000000%
10/08/2009  0.000000%
10/09/2009  0.000000%
10/12/2009  0.000000%
10/13/2009  0.000000%
10/14/2009  0.000000%
10/15/2009  0.000000%
10/16/2009  0.000000%
10/19/2009  0.000000%
10/20/2009  0.000000%
10/21/2009  0.000000%
10/22/2009  0.000000%
10/23/2009  0.000000%
10/26/2009  0.000000%
10/27/2009  0.000000%
10/28/2009  0.000000%
10/29/2009  0.000000%
10/30/2009  0.000000%
11/02/2009  0.000000%
11/03/2009  0.000000%
11/04/2009  0.000000%
11/05/2009  0.000000%
11/06/2009  0.000000%
11/09/2009  0.000000%
11/10/2009  0.000000%
11/11/2009  0.000000%
11/12/2009  0.000000%
11/13/2009  0.000000%
11/16/2009  0.000000%
11/17/2009  0.000000%
11/18/2009  0.000000%
11/19/2009  0.000000%
11/20/2009  0.000000%
11/23/2009  0.000000%
11/24/2009  0.000000%
11/25/2009  0.000000%
11/27/2009  0.000000%
11/30/2009  0.000000%
12/01/2009  0.000000%
12/02/2009  0.000000%
12/03/2009  0.000000%
12/04/2009  0.000000%
12/07/2009  0.000000%
12/08/2009  0.000000%
12/09/2009  0.000000%
12/10/2009  0.000000%
12/11/2009  0.000000%
12/14/2009  0.000000%
12/15/2009  0.000000%
12/16/2009  0.000000%
12/17/2009  0.000000%
12/18/2009  0.000000%
12/21/2009  0.000000%
12/22/2009  0.000000%
12/23/2009  0.000000%
12/24/2009  0.000000%
12/28/2009  0.000000%
12/29/2009  0.000000%
12/30/2009  0.000000%
12/31/2009  0.000000%


IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

YIELD AND TOTAL RETURN *

YIELD AND MATURITY -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

Daily Yield                         0.00%
7-day effective yield               0.00%
30-day effective yield              0.00%
Weighted average days to maturity     49

AVERAGE ANNUAL RETURN -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

One Year      0.02%
Three Years   1.82%
Five Years    2.42%
Ten Years     2.28%

CUMULATIVE TOTAL RETURN -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

One Year       0.02%
Three Years    5.56%
Five Years    12.69%
Ten Years     25.29%

* The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.


                               8 MONEY MARKET FUND

                               THE FINANCIAL PAGES

ABOUT THE INFORMATION IN THIS SECTION

On these pages, you'll find some general background about Burnham Investors Trust as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the reporting period as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.

ABOUT THE FUNDS

BUSINESS STRUCTURE

The funds are part of Burnham Investors Trust (the "trust"), a Delaware statutory trust.The trust is registered with the U.S. Securities and Exchange Commission as an open-end invest- ment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.

Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund began operations after the creation of the trust on August 20, 1998.The Burnham Financial Industries Fund commenced operations on April 30, 2004. Burnham Fund commenced operations in 1975.

ADMINISTRATION

The following entities handle the funds' main activities:

     ADVISOR/ADMINISTRATOR
     Burnham Asset Management Corporation
     1325 Avenue of the Americas
     New York, NY 10019

     MANAGES EACH FUND'S ASSETS, EITHER DIRECTLY OR BY CHOOSING A SUBADVISER, PROVIDES OFFICES AND PERSONNEL, AND SUPERVISES NON-INVESTMENT-RELATED OPERATIONS.

     DISTRIBUTOR
     Burnham Securities Incorporated
     1325 Avenue of the Americas
     New York, NY 10019

     UNDER THE FUNDS' (NON-MONEY MARKET FUND) 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

     TRANSFER AGENT
     PNC Global Investment Servicing
     760 Moore Road
     King of Prussia, PA 19406

     HANDLES SHAREHOLDER TRANSACTIONS IN FUND SHARES.

     CUSTODIAN
     Brown Brothers Harriman & Co.
     40 Water Street
     Boston, MA 02109

     HOLDS AND SETTLES THE FUNDS' PORTFOLIO SECURITIES.

     LEGAL COUNSEL
     Wilmer Cutler Pickering Hale and Dorr LLP
     60 State Street
     Boston, MA 02109

     OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES

The funds offer share classes, as follows:

-    ONE SHARE CLASS, WITHOUT REDEMPTION FEE

     BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

- TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%.

     BURNHAM FUND*

     BURNHAM FINANCIAL SERVICES FUND*

- THREE SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00%, CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00% AND CLASS I WITHOUT A SALES CHARGE.

     BURNHAM FINANCIAL INDUSTRIES FUND

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

The CDSC on Class C shares declines to zero after the first year and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class.The trust may issue any number of shares of each fund and class.

* Burnham Fund and Burnham Financial Services Fund formerly offered Class B shares. Class B having a maximum contingent deferred sales charge (CDSC) of 5.00%. Since June 30, 2004, Class B shares are no longer offered to new investors. After 8 years, the existing Class B shares will automatically convert to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS

Each fund distributes its net investment income and net realized capital gains to shareholders every year.The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code of 1986, as amended, allowing them to pay no federal income taxes.

Burnham U.S. Government Money Market Fund expects to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the Burnham U.S. Government Money Market Fund, which is not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.


                                FINANCIAL PAGES 9

ABOUT THE FINANCIAL STATEMENTS

The financial statements for the funds appear on the following pages.These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, December 31, 2009).The finan-cials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO HOLDINGS

Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped.The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES

Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the difference between the two is the fund's net assets.

STATEMENT OF OPERATIONS

The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS

Three major factors determine the size of a mutual fund's assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund's Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS

These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges.

RISKS NOT REFLECTED IN BALANCE SHEETS

EXCEPT FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE WRITTEN OPTIONS, PURCHASED OPTIONS AND SHORT SALES. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.

ACCOUNTING POLICIES

The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report.These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES

The funds use these methods to value portfolio securities:

     STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price ("NOCP") on the valuation date. If there are no trades or no closing price that day, securities are valued at the last available or official bid price.

     BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

     MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund.The Burnham U.S. Government Money Market Fund values them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities).The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

     REPURCHASE AGREEMENTS, which each fund can use as long as the counterparties meet the Trustees' credit standards, are recorded at cost.Any repurchase agreements must be fully collateralized by U.S. government securities, which are held by a custodian bank until the agreements mature.These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred.There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.


                               10 FINANCIAL PAGES

     OPTION CONTRACTS may be written or purchased by the non-money market funds to manage exposure to certain changes in the market.When a Fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability.The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold.When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

     Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

SHORT SALES

Short sales may be used by non-money market funds to manage risk to certain changes in the market.When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received.The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short.The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds prime broker.The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities.This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only Burnham Financial Industries Fund engaged in short sales.

FAIR VALUE PRICING

Each fund (other than the Burnham U.S. Government Money Market Fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. For additional information see Note 15 to the Notes to Financial Statements.

ACCOUNTING FOR PORTFOLIO TRANSACTIONS

The funds account for purchases and sales of portfolio securities as of each security's trade date.The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes).When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes.The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

DISTRIBUTIONS AND TAXES

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts.This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders.The fund would only make reclassifications consistent with federal tax regulations.

AFFILIATED PARTIES

Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor.The trust paid only trustees not currently affiliated with the trust. None of the trust's officers received any compensation from the trust.

EXPENSES

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

USE OF MANAGEMENT ESTIMATES

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

SECURITIES LENDING

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.The fund will bear the risk of loss with respect to the investment of cash collateral.


                               FINANCIAL PAGES 11

Burnham Fund

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                                       NUMBER OF
                                                         SHARES            VALUE
                                                    ---------------   ---------------
COMMON STOCKS 87.38%
(PERCENTAGE OF NET ASSETS)
CONSUMER DISCRETIONARY 11.16%
AUTO MANUFACTURERS 3.33%
   - Ford Motor Co.(a)                                      150,000   $     1,500,000
      Toyota Motor Corp. - Sponsored ADR(a)                  10,000           841,600
                                                                      ---------------
                                                                            2,341,600
                                                                      ---------------
CASINO & GAMING 0.53%
   - Las Vegas Sands Corp.(a)                                25,000           373,500
                                                                      ---------------
HOTELS, RESORTS & CRUISE LINES 1.16%
      Marriott International, Inc., Class A(a)               30,102           820,288
                                                                      ---------------
INTERNET RETAIL 1.34%
   - Amazon.com, Inc.                                         7,000           941,640
                                                                      ---------------
RESTAURANTS 4.80%
   - Chipotle Mexican Grill, Inc., Class A(a)                10,000           881,600
      McDonald's Corp.                                       40,000         2,497,600
                                                                      ---------------
                                                                            3,379,200
                                                                      ---------------
TOTAL CONSUMER DISCRETIONARY (COST: $5,538,670)                             7,856,228
                                                                      ---------------
CONSUMER STAPLES 4.66%
PACKAGED FOOD & MEATS 1.21%
   - The Hain Celestial Group, Inc.(a)                       50,000           850,500
                                                                      ---------------
SOFT DRINKS 3.45%
      PepsiCo, Inc.                                          40,000         2,432,000
                                                                      ---------------
TOTAL CONSUMER STAPLES (COST: $2,505,580)                                   3,282,500
                                                                      ---------------
ENERGY 19.16%
ENERGY - ALTERNATIVE SOURCES 1.18%
   - Suntech Power Holdings Co., Ltd. - ADR(a)               50,000           831,500
                                                                      ---------------
INTEGRATED OIL & GAS 4.25%
      BP p.l.c. - ADR                                        25,000         1,449,250
      Chevron Corp.                                          20,000         1,539,800
                                                                      ---------------
                                                                            2,989,050
                                                                      ---------------
OIL & GAS - EXPLORATION & PRODUCTION 3.13%
      Devon Energy Corp.                                     30,000         2,205,000
                                                                      ---------------
OIL & GAS - STORAGE & TRANSPORTATION 10.60%
   - Kinder Morgan Management, LLC                           44,817         2,448,803
      MarkWest Energy Partners, LP                           30,000           878,100
      TC Pipelines, LP                                       30,000         1,105,200
      The Williams Companies, Inc.                          100,000         2,108,000
      Williams Partners LP(a)                                30,000           920,100
                                                                      ---------------
                                                                            7,460,203
                                                                      ---------------
TOTAL ENERGY (COST: $8,741,094)                                            13,485,753
                                                                      ---------------

                                                       NUMBER OF
                                                         SHARES            VALUE
                                                    ---------------   ---------------
FINANCIAL SERVICES 10.15%
ASSET MANAGEMENT & CUSTODY BANKS 0.99%
      The Bank of New York Mellon Corp.                      25,000   $       699,250
                                                                      ---------------
CONSUMER FINANCE 4.32%
      American Express Co.                                   75,000         3,039,000
                                                                      ---------------
LIFE & HEALTH INSURANCE 2.01%
      MetLife, Inc.                                          40,000         1,414,000
                                                                      ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES 2.83%
      Bank of America Corp.                                 110,000         1,656,600
      Citigroup Inc.                                        100,000           331,000
                                                                      ---------------
                                                                            1,987,600
                                                                      ---------------
TOTAL FINANCIAL SERVICES (COST: $3,557,413)                                 7,139,850
                                                                      ---------------
HEALTH CARE 3.10%
BIOTECHNOLOGY 1.38%
   - Regeneron Pharmaceuticals, Inc.(a)                      40,000           967,200
                                                                      ---------------
HEALTH CARE EQUIPMENT 1.72%
   - Intuitive Surgical, Inc.(a)                              4,000         1,213,280
                                                                      ---------------
TOTAL HEALTH CARE (COST: $1,816,534)                                        2,180,480
                                                                      ---------------
INDUSTRIALS 8.78%
AEROSPACE & DEFENSE 1.97%
   United Technologies Corporation(b)                        20,000         1,388,200
                                                                      ---------------
CONSTRUCTION & ENGINEERING 1.28%
      Fluor Corp.                                            20,000           900,800
                                                                      ---------------
CONSTRUCTION, FARM MACHINERY & TRUCKS 2.43%
      Caterpillar Inc.                                       30,000         1,709,700
                                                                      ---------------
INDUSTRIAL CONGLOMERATES 1.61%
      General Electric Co.                                   75,000         1,134,750
                                                                      ---------------
RAILROADS 1.49%
      Norfolk Southern Corp.                                 20,000         1,048,400
                                                                      ---------------
TOTAL INDUSTRIALS (COST: $4,854,852)                                        6,181,850
                                                                      ---------------
INFORMATION TECHNOLOGY 18.25%
COMPUTER HARDWARE 11.78%
   - Apple Inc.                                              30,000         6,325,800
     International Business Machines Corp.                   15,000         1,963,500
                                                                      ---------------
                                                                            8,289,300
                                                                      ---------------
INTERNET SOFTWARE & SERVICES 2.64%
   - Google Inc., Class A                                     3,000         1,859,940
                                                                      ---------------
SYSTEMS SOFTWARE 3.83%
      Microsoft Corp.                                        40,000         1,219,600
      Oracle Corp.                                           60,000         1,472,400
                                                                      ---------------
                                                                            2,692,000
                                                                      ---------------
TOTAL INFORMATION TECHNOLOGY (COST: $5,760,320)                            12,841,240
                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS


                                12 BURNHAM FUND

Burnham Fund

PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2009

                                                       NUMBER OF
                                                         SHARES            VALUE
                                                    ---------------   ---------------
MATERIALS 6.29%
ALUMINUM 1.15%
      Alcoa Inc.                                             50,000   $       806,000
                                                                      ---------------
DIVERSIFIED METALS & MINING 2.28%
      Freeport-McMoran Copper & Gold Inc.                    20,000         1,605,800
                                                                      ---------------
FERTILIZERS & AGRICULTURAL CHEMICALS 2.86%
      Monsanto Co.                                           10,000           817,500
      The Mosaic Co.                                         20,000         1,194,600
                                                                      ---------------
                                                                            2,012,100
                                                                      ---------------
TOTAL MATERIALS (COST: $3,845,309)                                          4,423,900
                                                                      ---------------
TELECOMMUNICATIONS SERVICES 4.15%
INTEGRATED TELECOMMUNICATIONS SERVICES 4.15%
      AT&T Inc.                                              30,000           840,900
      CenturyTel, Inc.                                       30,000         1,086,300
      Verizon Communications Inc.                            30,000           993,900
                                                                      ---------------
                                                                            2,921,100
                                                                      ---------------
TOTAL TELECOMMUNICATIONS SERVICES
   (COST: $2,840,493)                                                       2,921,100
                                                                      ---------------
UTILITIES 1.68%
INDIVIDUAL POWER PRODUCERS & ENERGY TRADERS 1.68%
   - NRG Energy, Inc.(a)                                     50,000         1,180,500
                                                                      ---------------
TOTAL UTILITIES (COST: $993,696)                                            1,180,500
                                                                      ---------------
TOTAL COMMON STOCKS (COST: $40,453,961)                                    61,493,401
                                                                      ---------------
EXCHANGE TRADED FUND 6.10%
   - SPDR Gold Trust                                         40,000         4,292,400
                                                                      ---------------
TOTAL EXCHANGE TRADED FUND (COST: $3,293,816)                               4,292,400
                                                                      ---------------
REGISTERED INVESTMENT
   COMPANY 1.20%
      The China Fund, Inc.                                   30,000           846,600
                                                                      ---------------
TOTAL REGISTERED INVESTMENT COMPANY
   (COST: $669,675)                                                           846,600
                                                                      ---------------
SHORT-TERM INSTRUMENTS(C) 20.14%
(PERCENTAGE OF NET ASSETS)
MONEY MARKET FUND 14.21%
      Invesco Aim Short-Term
         Investment Trust - Liquid Assets
            Portfolio(d)                                  9,999,508         9,999,508
                                                                      ---------------
TOTAL MONEY MARKET FUND (COST: $9,999,508)                                  9,999,508
                                                                      ---------------

                                                       FACE VALUE          VALUE
                                                    ---------------   ---------------
TIME DEPOSIT 5.93%
   Citibank
   0.03%, 1/04/10                                   $     4,174,506   $     4,174,506
                                                                      ---------------
TOTAL TIME DEPOSIT (COST: $4,174,506)                                       4,174,506
                                                                      ---------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $14,174,014)                           14,174,014
                                                                      ---------------

TOTAL INVESTMENTS 114.82%
(COST $58,591,466)                                                    $    80,806,415

CALL OPTIONS WRITTEN (0.03)%
(PREMIUMS RECEIVED $20,604)                                                   (19,600)

LIABILITIES, LESS CASH AND OTHER ASSETS (14.79)%                          (10,408,627)
                                                                      ---------------
NET ASSETS 100.00%                                                    $    70,378,188
                                                                      ===============

                                                       NUMBER OF
                                                       CONTRACTS
                                                    ---------------
CALL OPTION WRITTEN (0.03)%
   United Technologies Corporation Calls
   @ 75 due May 10                                              100   $       (19,600)
                                                                      ---------------
TOTAL CALL OPTION WRITTEN
   (PREMIUMS RECEIVED: $20,604)                                       $       (19,600)
                                                                      ===============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

The tax cost of the fund at December 31, 2009, based on securities owned was $58,774,784. The unrealized gross appreciation/ (depreciation) for all securities in the fund at December 31, 2009 was $22,315,535 and $(283,904), respectively.

-    Indicates securities that do not produce income.

(a)  All or a portion of security out on loan.

(b)  Securities or partial securities on which call options were written.

(c) Inclusive of all short term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.93%.

(d) Represents investment of collateral received from securities lending transactions.

ADR - AMERICAN DEPOSITARY RECEIPT

                       SEE NOTES TO FINANCIAL STATEMENTS


                                 BURNHAM FUND 13

BURNHAM Financial Services Fund

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                                       NUMBER OF
                                                         SHARES            VALUE
                                                    ---------------   ---------------
COMMON STOCKS 93.89%
(PERCENTAGE OF NET ASSETS)
BANKS 34.02%
BANKS - REGIONAL 33.64%
   - 1st United Bancorp, Inc.                               350,000   $     2,499,000
      Alliance Financial Corp.                               12,500           339,375
      Bancorp Rhode Island, Inc.                             47,688         1,224,628
      Bar Harbor Bankshares(a)                               17,000           466,650
      Berkshire Hills Bancorp, Inc.                          12,500           258,500
      Centerstate Banks Inc.                                206,250         2,081,062
   - Citizens Republic Bancorp, Inc.                        250,000           172,500
   - Connecticut Bank & Trust Co.                            59,750           259,913
   - First Horizon National Corp.(a,b)                       66,500           891,107
      First Midwest Bancorp, Inc.(a)                         50,000           544,500
      FirstMerit Corp.                                       25,000           503,500
   - Guaranty Bancorp                                       559,545           738,599
      Home Bancshares, Inc.                                  10,000           240,700
      MB Financial, Inc.                                     25,000           493,000
   - Metro Bancorp, Inc.                                     75,000           942,750
      Midsouth Bancorp, Inc.                                 15,000           208,500
   - Nara Bancorp, Inc.                                      25,000           283,500
      Porter Bancorp, Inc.                                  124,081         1,866,178
      Seacoast Banking Corporation of Florida               266,160           433,841
      Sterling Bancorp                                      100,000           714,000
   - United Community Banks, Inc.(a)                        624,875         2,118,326
      Washington Banking Co.                                 50,000           597,000
                                                                      ---------------
                                                                           17,877,129
                                                                      ---------------
DIVERSIFIED BANKS 0.38%
      SunTrust Banks, Inc.(b)                                10,000           202,900
                                                                      ---------------
TOTAL BANKS (COST: $21,786,072)                                            18,080,029
                                                                      ---------------
DIVERSIFIED FINANCIALS 31.19%
ASSET MANAGEMENT & CUSTODY BANKS 2.21%
      Invesco Ltd.                                           50,000         1,174,500
                                                                      ---------------
INVESTMENT BANKING & BROKERAGE 5.45%
   - Cowen Group, Inc., Class A                             457,270         2,707,038
      Lazard Ltd., Class A(b)                                 5,000           189,850
                                                                      ---------------
                                                                            2,896,888
                                                                      ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES 6.87%
      Bank of America Corp.(b)                              101,099         1,522,551
   - Western Liberty Bancorp(11)                            279,748         2,128,882
                                                                      ---------------
                                                                            3,651,433
                                                                      ---------------
PROPERTY & CASUALTY INSURANCE 1.76%
   - CRM Holdings, Ltd.                                     500,437           165,645
   - Hilltop Holdings Inc.                                   66,250           771,150
                                                                      ---------------
                                                                              936,795
                                                                      ---------------

                                                       NUMBER OF
                                                         SHARES            VALUE
                                                    ---------------   ---------------
REAL ESTATE INVESTMENT TRUSTS 14.33%
      Chimera Investment Corp.                              500,000   $     1,940,000
      Invesco Mortgage Capital, Inc.(a)                      16,392           373,082
   - Pennymac Mortgage Investment Trust                     135,500         2,327,890
      Redwood Trust, Inc.(b)                                 72,500         1,048,350
      Two Harbors Investment Corp.                          160,000         1,568,000
      Walter Investment Management Corp.(b)                  25,000           358,250
                                                                      ---------------
                                                                            7,615,572
                                                                      ---------------
UNREGISTERED INVESTMENT COMPANY 0.57%
      Peregrine Holdings Ltd.(11,12,c)                      275,000           302,946
                                                                      ---------------
TOTAL DIVERSIFIED FINANCIALS (COST: $18,083,009)                           16,578,134
                                                                      ---------------
THRIFTS & MORTGAGE FINANCE 28.68%
THRIFTS & MORTGAGE FINANCE 28.68%
      Bank of Atlanta(12,c)                                 228,572           628,573
      Beacon Federal Bancorp, Inc.                           59,793           562,054
   - Chicopee Bancorp, Inc.                                  99,073         1,236,431
      Citizens South Banking Corp., Inc.                    239,751         1,100,457
   - Investors Bancorp, Inc.(a)                             114,500         1,252,630
      Northwest Bancshares, Inc.(a)                         200,000         2,264,000
      Parkvale Financial Corp.                               17,024           118,317
      People's United Financial, Inc.(b)                    130,000         2,171,000
      Rome Bancorp, Inc.                                     15,766           125,497
      TFS Financial Corp.                                   278,975         3,386,757
      United Western Bancorp, Inc.                          458,680         1,265,957
      Washington Federal, Inc.(a)                            25,000           483,500
      Westfield Financial, Inc.                              78,000           643,500
                                                                      ---------------
                                                                           15,238,673
                                                                      ---------------
TOTAL THRIFTS & MORTGAGE FINANCE
   (COST: $18,318,884)                                                     15,238,673
                                                                      ---------------
TOTAL COMMON STOCKS (COST: $58,187,965)                                    49,896,836
                                                                      ---------------
PREFERRED STOCK 1.72%
(PERCENTAGE OF NET ASSETS)
DIVERSIFIED FINANCIALS 1.72%
OTHER DIVERSIFIED FINANCIAL SERVICES 1.72%
   - Bank of America Corp., 10.00%                           61,250           913,850
                                                                      ---------------
TOTAL DIVERSIFIED FINANCIALS (COST: $918,750)                                 913,850
                                                                      ---------------
TOTAL PREFERRED STOCK (COST: $918,750)                                        913,850
                                                                      ---------------

                                                          FACE
                                                         VALUE
                                                    ---------------
SHORT-TERM INSTRUMENTS(d) 10.82%
(PERCENTAGE OF NET ASSETS)
CERTIFICATE OF DEPOSIT 0.19%
   Eastern Bank
   0.50%, 11/26/10                                  $       100,000           100,000
                                                                      ---------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $100,000)                                 100,000
                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS


                           14 FINANCIAL SERVICES FUND

BURNHAM Financial Services Fund

PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2009

                                                       NUMBER OF
                                                         SHARES            VALUE
                                                    ---------------   ---------------
MONEY MARKET FUND 6.65%
   Invesco Aim Short-Term
      Investment Trust - Liquid
      Assets Portfolio(e)                                 3,535,164   $     3,535,164
                                                                      ---------------
TOTAL MONEY MARKET FUND (COST: $3,535,164)                                  3,535,164
                                                                      ---------------

                                                          FACE
                                                         VALUE
                                                    ---------------
TIME DEPOSIT 3.98%
   Wells Fargo & Co.
   0.03%, 1/04/10                                   $     2,113,295         2,113,295
                                                                      ---------------
TOTAL TIME DEPOSIT (COST: $2,113,295)                                       2,113,295
                                                                      ---------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $5,748,459)                             5,748,459
                                                                      ---------------
TOTAL INVESTMENTS 106.43%
(COST $64,855,174)                                                    $    56,559,145

CALL OPTIONS WRITTEN (0.10)%
(PREMIUMS RECEIVED $230,418)                                                  (54,787)

LIABILITIES, LESS CASH AND OTHER ASSETS (6.33)%                            (3,364,233)
                                                                      ---------------
NET ASSETS 100.00%                                                    $    53,140,125
                                                                      ===============

                                                       NUMBER OF
                                                       CONTRACTS
                                                    ---------------
CALL OPTIONS WRITTEN (0.10)%
   Bank of America Corp. Calls
   @ 16 due Jan 10                                              250   $        (3,000)
   @ 18 due Feb 10                                              250            (3,250)
   @ 18 due May 10                                              125            (6,875)
   @ 22.5 due Jan 10                                            350              (175)
                                                                      ---------------
                                                                              (13,300)
                                                                      ---------------
   First Horizon National Corp. Calls
   @ 15 due Feb 10                                              250            (6,000)
   @ 15 due May 10                                              250           (15,000)
                                                                      ---------------
                                                                              (21,000)
                                                                      ---------------
   Lazard Ltd., Class A Calls
   @ 45 due Mar 10                                               50            (2,250)
                                                                      ---------------
   People's United Financial, Inc. Calls
   @ 17.5 due Jan 10                                            300            (1,500)
                                                                      ---------------

                                                       NUMBER OF
                                                       CONTRACTS           VALUE
                                                    ---------------   ---------------
   Redwood Trust, Inc. Calls
   @ 15 due Jan 10                                              200   $        (4,000)
   @ 17.5 due Jan 10                                            125              (312)
   @ 17.5 due Apr 10                                            250            (3,750)
   @ 20 due Jan 10                                              150              (375)
                                                                      ---------------
                                                                               (8,437)
                                                                      ---------------
   SunTrust Banks, Inc. Calls
   @ 24 due Jan 10                                              100              (800)
                                                                      ---------------
   Walter Investment Management Corp. Calls
   @ 15 due Mar 10                                              125            (7,500)
                                                                      ---------------
TOTAL CALL OPTIONS WRITTEN
(PREMIUMS RECEIVED: $230,418)                                         $       (54,787)
                                                                      ===============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

THE TAX COST OF THE FUND AT DECEMBER 31, 2009, BASED ON SECURITIES OWNED WAS $65,645,159.THE UNREALIZED GROSS APPRECIATION/ (DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT DECEMBER 31, 2009 WAS $5,226,764 AND $(14,312,778), RESPECTIVELY.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a)  ALL OR A PORTION OF SECURITY OUT ON LOAN.

(b)  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

(c) INDICATES A FAIR VALUED SECURITY. TOTAL MARKET VALUE FOR FAIR VALUED SECURITIES IS $931,519, REPRESENTING 1.75% OF NET ASSETS.

(d) INCLUSIVE OF ALL SHORT TERM HOLDINGS, INCLUDING COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 4.17%.

(e) REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS.

                       SEE NOTES TO FINANCIAL STATEMENTS


                           FINANCIAL SERVICES FUND 15

BURNHAM Financial Industries Fund

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                                       NUMBER OF
                                                         SHARES            VALUE
                                                    ---------------   ---------------
COMMON STOCKS 96.17%
(PERCENTAGE OF NET ASSETS)
BANKS 27.22%
BANKS - REGIONAL 26.08%
   - 1st United Bancorp, Inc.                               700,000   $     4,998,000
     Alliance Financial Corp.(a)                             25,000           678,750
     Bancorp Rhode Island, Inc.(a,b)                        168,252         4,320,711
     BB&T Corp.(c)                                           50,000         1,268,500
     Berkshire Hills Bancorp, Inc.                           25,000           517,000
     Centerstate Banks Inc.(a,b)                            516,500         5,211,485
   - Citizens Republic Bancorp, Inc.                      1,500,000         1,035,000
   - Connecticut Bank & Trust & Co.                          71,374           310,477
     Fifth Third Bancorp(c)                                 150,000         1,462,500
   - First Horizon National Corp.(a,c)                      163,788         2,194,760
     FirstMerit Corp.                                       150,000         3,021,000
     Home Bancshares, Inc.                                   20,000           481,400
   - Metro Bancorp, Inc.                                    150,000         1,885,500
   - Nara Bancorp, Inc.                                      50,000           567,000
     PacWest Bancorp                                         25,000           503,750
     Porter Bancorp, Inc.(b)                                 18,821           283,068
     Seacoast Banking Corporation of Florida                500,000           815,000
   - United Community Banks, Inc.(a)                      1,566,850         5,311,621
     Whitney Holding Corp.(a)                                30,000           273,300
                                                                      ---------------
                                                                           35,138,822
                                                                      ---------------
DIVERSIFIED BANKS 1.14%
     SunTrust Banks, Inc.(c)                                 20,000           405,800
     U.S. Bancorp(c)                                         50,000         1,125,500
                                                                      ---------------
                                                                            1,531,300
                                                                      ---------------
TOTAL BANKS (COST: $33,037,622)                                            36,670,122
                                                                      ---------------
DIVERSIFIED FINANCIALS 41.57%
ASSET MANAGEMENT & CUSTODY BANKS 3.97%
     Ameriprise Financial, Inc.(c)                           92,500         3,590,850
     Invesco Ltd.                                            75,000         1,761,750
                                                                      ---------------
                                                                            5,352,600
                                                                      ---------------
INVESTMENT BANKING & BROKERAGE 5.90%
   - Cowen Group, Inc., Class A                           1,023,019         6,056,272
     Lazard Ltd., Class A(c)                                 50,000         1,898,500
                                                                      ---------------
                                                                            7,954,772
                                                                      ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES 10.70%
     Bank of America Corp.(c)                               151,899         2,287,599
     Citigroup Inc.(a)                                    1,000,000         3,310,000
   - Western Liberty Bancorp(11,a,b)                      1,159,495         8,823,757
                                                                      ---------------
                                                                           14,421,356
                                                                      ---------------
     PROPERTY & CASUALTY INSURANCE 1.28%
   - CRM Holdings, Ltd.                                     569,494           188,503
   - Hilltop Holdings Inc.                                  132,500         1,542,300
                                                                      ---------------
                                                                            1,730,803
                                                                      ---------------

                                                       NUMBER OF
                                                         SHARES            VALUE
                                                    ---------------   ---------------
REAL ESTATE INVESTMENT TRUSTS 19.29%
     Chimera Investment Corp.(b)                          1,300,000   $     5,044,000
     Invesco Mortgage Capital, Inc.(a,b)                    326,725         7,436,261
   - Pennymac Mortgage Investment Trust(a)                  394,132         6,771,188
     Redwood Trust, Inc.(c)                                 145,000         2,096,700
     Two Harbors Investment Corp.(b)                        320,000         3,136,000
     Walter Investment Management Corp.(c)                  105,000         1,504,650
                                                                      ---------------
                                                                           25,988,799
                                                                      ---------------
SPECIALIZED FINANCE 0.43%
      KKR Financial Holdings LLC(c)                         100,000           580,000
                                                                      ---------------
TOTAL DIVERSIFIED FINANCIALS (COST: $52,804,732)                           56,028,330
                                                                      ---------------
   THRIFTS & MORTGAGE FINANCE 27.38%
   THRIFTS & MORTGAGE FINANCE 27.38%
     Beacon Federal Bancorp, Inc.                           176,318         1,657,389
   - Chicopee Bancorp, Inc.                                  83,945         1,047,634
     Citizens South Banking Corp., Inc.                     123,242           565,681
   - Investors Bancorp, Inc.(b)                             279,000         3,052,260
     New York Community Bancorp, Inc.(a,c)                  700,000        10,157,000
     Northwest Bancshares, Inc.(a)                          495,000         5,603,400
     People's United Financial, Inc.(b,c)                   185,000         3,089,500
     TFS Financial Corp.(b)                                 666,001         8,085,252
     United Western Bancorp, Inc.(b)                        967,090         2,669,168
     Washington Federal, Inc.(a)                             50,000           967,000
                                                                      ---------------
                                                                           36,894,284
                                                                      ---------------
TOTAL THRIFTS & Mortgage Finance
   (COST: $35,273,405)                                                     36,894,284
                                                                      ---------------
TOTAL COMMON STOCKS (COST: $121,115,759)                                  129,592,736
                                                                      ---------------
PREFERRED STOCK 1.36%
(PERCENTAGE OF NET ASSETS)
DIVERSIFIED FINANCIALS 1.36%
OTHER DIVERSIFIED FINANCIAL SERVICES 1.36%
   - Bank of America Corp., 10.00%                          122,500         1,827,700
                                                                      ---------------
TOTAL DIVERSIFIED FINANCIALS (COST: $1,837,500)                             1,827,700
                                                                      ---------------
TOTAL PREFERRED STOCK (COST: $1,837,500)                                    1,827,700
                                                                      ---------------

                                                          FACE
                                                         VALUE
                                                    ---------------
SHORT-TERM INSTRUMENTSD 23.79%
(PERCENTAGE OF NET ASSETS)
CERTIFICATE OF DEPOSIT 0.07%
   Eastern Bank
   0.50%, 11/26/10                                     $    100,000           100,000
                                                                      ---------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $100,000)                                 100,000
                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS


                          16 FINANCIAL INDUSTRIES FUND

BURNHAM Financial Industries Fund

PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2009

                                                       NUMBER OF
                                                         SHARES            VALUE
                                                    ---------------   ---------------
MONEY MARKET FUND 20.67%
   Invesco Aim Short-Term
      Investment Trust - Liquid
      Assets Portfolioe                                  27,857,213   $    27,857,213
                                                                      ---------------
TOTAL MONEY MARKET FUND (COST: $27,857,213)                                27,857,213
                                                                      ---------------

                                                          FACE
                                                         VALUE
                                                    ---------------
TIME DEPOSIT 3.05%
   Wells Fargo & Co.
   0.03%, 1/04/10                                   $     4,108,117         4,108,117
                                                                      ---------------
TOTAL TIME DEPOSIT (COST: $4,108,117)                                       4,108,117
                                                                      ---------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $32,065,330)                           32,065,330
                                                                      ---------------
TOTAL INVESTMENTS 121.32%
(COST: $155,018,589)                                                  $   163,485,766

SHORT SALES (11.94%)
(PROCEEDS: $15,638,244)                                                   (16,094,912)

CALL OPTIONS WRITTEN (0.37)%
(PREMIUMS RECEIVED: $947,234)                                                (498,725)

PUT OPTIONS WRITTEN (0.08)%
(PREMIUMS RECEIVED: $306,563)                                                (107,500)

LIABILITIES, LESS CASH AND OTHER ASSETS (8.93)%                           (12,029,737)
                                                                      ---------------
NET ASSETS 100.00%                                                    $   134,754,892
                                                                      ===============

                                                       NUMBER OF
                                                         SHARES
                                                    ---------------
SHORT SALES (11.94)%
     Aflac, Inc.                                             30,000   $    (1,387,500)
     City National Corp.                                     30,000        (1,368,000)
     Cullen/Frost Bankers, Inc.(c)                           30,000        (1,500,000)
     Federated Investors, Inc., Class B                      40,000        (1,100,000)
     Franklin Resources, Inc.                                10,000        (1,053,500)
     Glacier Bancorp, Inc.                                   50,000          (686,000)
     Harleysville National Corp.                             50,000          (322,000)
     Legg Mason, Inc.                                        20,000          (603,200)
     M&T Bank Corp.(c)                                       35,000        (2,341,150)
     Post Properties, Inc.                                   50,000          (980,000)
     Principal Financial Group, Inc.                         40,000          (961,600)
     Prospect Capital Corp.                                  20,000          (236,200)
     Sandy Spring Bancorp, Inc.                              30,000          (266,700)
   - Signature Bank                                          50,000        (1,595,000)
     T. Rowe Price Group, Inc.                               20,000        (1,065,000)
     Webster Financial Corp.                                 42,600          (505,662)
     Wilmington Trust Corp.                                  10,000          (123,400)
                                                                      ---------------
TOTAL SHORT SALES (PROCEEDS: $15,638,244)                                 (16,094,912)
                                                                      ---------------

                                                       NUMBER OF
                                                       CONTRACTS           VALUE
                                                    ---------------   ---------------
CALL OPTIONS WRITTEN (0.37)%
   Ameriprise Financial, Inc. Calls
   @ 40 due Mar 10                                              425   $       (85,000)
   @ 45 due Jun 10                                              500           (65,000)
                                                                      ---------------
                                                                             (150,000)
                                                                      ---------------
   Bank of America Corp. Calls
   @ 16 due Jan 10                                              500            (6,000)
   @ 18 due Feb 10                                              500            (6,500)
   @ 18 due May 10                                              250           (13,750)
   @ 22.5 due Jan 10                                            250              (125)
                                                                      ---------------
                                                                              (26,375)
                                                                      ---------------
   BB&T Corp. Calls
   @ 27 due Mar 10                                              250           (19,250)
   @ 29 due Jun 10                                              250           (19,000)
                                                                      ---------------
                                                                              (38,250)
                                                                      ---------------
   Fifth Third Bancorp Calls
   @ 11 due Feb 10                                              750           (18,000)
   @ 13 due May 10                                              750           (18,000)
                                                                      ---------------
                                                                              (36,000)
                                                                      ---------------
   First Horizon National Corp. Calls
   @ 15 due Feb 10                                              500           (12,000)
   @ 15 due May 10                                              500           (30,000)
                                                                      ---------------
                                                                              (42,000)
                                                                      ---------------
   KKR Financial Holdings LLC Calls
   @ 7.5 due Jul 10                                           1,000           (35,000)
                                                                      ---------------
   Lazard Ltd., Class A Calls
   @ 45 due Mar 10                                              300           (13,500)
   @ 45 due Jun 10                                              200           (30,000)
                                                                      ---------------
                                                                              (43,500)
                                                                      ---------------
   New York Community Bancorp, Inc. Calls
   @ 15 due Apr 10                                              500           (33,000)
   @ 16 due Jul 10                                              500           (25,000)
                                                                      ---------------
                                                                              (58,000)
                                                                      ---------------
   People's United Financial, Inc. Calls
   @ 17.5 due Jan 10                                            300            (1,500)
   @ 20 due Jan 10                                              250              (625)
                                                                      ---------------
                                                                               (2,125)
                                                                      ---------------
   Redwood Trust, Inc. Calls
   @ 15 due Jan 10                                              400            (8,000)
   @ 17.5 due Jan 10                                            250              (625)
   @ 17.5 due Apr 10                                            500            (7,500)
   @ 20 due Jan 10                                              300              (750)
                                                                      ---------------
                                                                              (16,875)
                                                                      ---------------
   SunTrust Banks, Inc. Calls
   @ 24 due Jan 10                                              200            (1,600)
                                                                      ---------------
   U.S. Bancorp Calls
   @ 24 due Mar 10                                              250           (16,750)
   @ 26 due Jun 10                                              250           (17,250)
                                                                      ---------------
                                                                              (34,000)
                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS


                          FINANCIAL INDUSTRIES FUND 17

BURNHAM Financial Industries Fund

PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2009

                                                       NUMBER OF
                                                       CONTRACTS           VALUE
                                                    ---------------   ---------------
   Walter Investment Management Corp. Calls
   @ 15 due Mar 10                                              250   $       (15,000)
                                                                      ---------------
TOTAL CALL OPTIONS WRITTEN
(PREMIUMS RECEIVED: $947,234)                                                (498,725)
                                                                      ---------------
PUT OPTIONS WRITTEN (0.08)%
   Cullen/Frost Bankers, Inc. Puts
   @ 45 due Jan 10                                              200            (1,000)
                                                                      ---------------
   KKR Financial Holdings LLC Puts
   @ 5 due Jul 10                                             1,000           (65,000)
                                                                      ---------------
   M&T Bank Corp. Puts
   @ 60 due Jan 10                                              100            (1,500)
                                                                      ---------------
   Morgan Stanley Puts
   @ 28 due Jan 10                                            1,000           (25,000)
                                                                      ---------------
   The Goldman Sachs Group, Inc. Puts
   @ 155 due Jan 10                                             250           (15,000)
                                                                      ---------------
TOTAL PUT OPTIONS WRITTEN
(PREMIUMS RECEIVED: $306,563)                                         $      (107,500)
                                                                      ===============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

THE TAX COST OF THE FUND AT DECEMBER 31, 2009, BASED ON SECURITIES OWNED WAS $156,690,537. THE UNREALIZED GROSS APPRECIATION/ (DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT DECEMBER 31, 2009 WAS $14,388,250 AND $(7,593,021), RESPECTIVELY.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(A)  ALL OR A PORTION OF SECURITY OUT ON LOAN.

(B) SECURITY OR PARTIAL SECURITY SEGREGATED AS COLLATERAL FOR SECURITIES SOLD SHORT. THE FUNDS ARE REQUIRED TO ESTABLISH A MARGIN ACCOUNT WITH THE BROKER LENDING THE SECURITY SOLD SHORT. WHILE THE SHORT SALE IS OUTSTANDING, THE BROKER RETAINS THE PROCEEDS OF THE SHORT SALE AND THE FUND MUST MAINTAIN A DEPOSIT WITH THE BROKER CONSISTING OF CASH AND SECURITIES HAVING A VALUE EQUAL TO A SPECIFIED PERCENTAGE OF THE VALUE OF THE SECURITIES SOLD SHORT. THE FUND IS OBLIGATED TO PAY THE COUNTERPARTY ANY DIVIDENDS OR INTEREST DUE ON SECURITIES SOLD SHORT. SUCH DIVIDENDS AND INTEREST ARE RECORDED AS AN EXPENSE TO THE FUND.

(C)  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL/PUT OPTIONS WERE WRITTEN.

(D) INCLUSIVE OF ALL SHORT TERM HOLDINGS, INCLUDING COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 3.12%.

(E) REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS.

                       SEE NOTES TO FINANCIAL STATEMENTS


                          18 FINANCIAL INDUSTRIES FUND

BURNHAM U.S. Government Money Market Fund

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009

                                                          FACE
                                                         VALUE             VALUE
                                                    ---------------   ---------------
SHORT-TERM INSTRUMENTS 100.04%
(PERCENTAGE OF NET ASSETS)
U.S. GOVERNMENT AGENCY OBLIGATIONS 58.07%
   Federal Agricultural Mortgage Corp., FRN
   0.13%, 8/26/10                                   $    50,000,000   $    50,000,000
                                                                      ---------------
   Federal Home Loan Bank
   0.33%, 8/16/10                                        11,000,000        10,997,662
                                                                      ---------------
   Federal Home Loan Bank, FRN
   0.39%, 4/28/10                                        40,000,000        40,003,852
                                                                      ---------------
   Federal Home Loan Mortgage Corp.
   0.14%, 2/23/10                                        30,000,000        29,993,817
   0.21%, 6/21/10                                        30,000,000        29,970,075
   0.22%, 6/28/10                                        15,000,000        14,983,683
                                                                      ---------------
                                                                           74,947,575
                                                                      ---------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST: $175,949,089)                                                   175,949,089
                                                                      ---------------
U.S. GOVERNMENT ASSET BACKED
   COMMERCIAL PAPER 11.57%
   Straight-A Funding, LLC
   0.18%, 2/03/10                                        10,000,000         9,998,350
   0.18%, 3/01/10                                        25,076,000        25,068,603
                                                                      ---------------
TOTAL U.S. GOVERNMENT ASSET BACKED COMMERCIAL
   PAPER (cost: $35,066,953)                                               35,066,953
                                                                      ---------------
COMMERCIAL PAPER 3.96%
   Dexia Delaware, LLC
   0.39%, 1/07/10                                        12,000,000        11,999,220
                                                                      ---------------
TOTAL COMMERCIAL PAPER (COST $11,999,220)                                  11,999,220
                                                                      ---------------
CERTIFICATE OF DEPOSIT 3.14%
   Svenska Handelsbanken NA
   0.22%, 2/02/10                                         9,500,000         9,500,084
                                                                      ---------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $9,500,084)                             9,500,084
                                                                      ---------------
REPURCHASE AGREEMENTS 23.30%
   Bank of America Corp.,
   0.01% dated 12/31/09, to be
   repurchased at $12,600,014
   on 1/04/10 (collateralized by
   $12,418,877 GNMA, 5.00%
   due 11/20/39-12/15/39, value $12,852,000)             12,600,000        12,600,000
                                                                      ---------------
   JPMorgan Chase & Co.,
   0.00% dated 12/31/09, to be
   repurchased at $9,000,000
   on 1/04/10 (collateralized by
   $8,785,000 GNMA, 4.35%
   due 12/15/44, value $9,180,950)                        9,000,000         9,000,000
                                                                      ---------------

                                                          FACE
                                                         VALUE             VALUE
                                                    ---------------   ---------------
   The Bank of New York Mellon Corp.,
   0.16% dated 12/31/09, to be
   repurchased at $40,000,711
   on 1/04/10 (collateralized by
   $51,097,858 FNMA, 4.50-6.00%
   due 4/01/22-8/01/38, value $40,800,000)          $    40,000,000   $    40,000,000
                                                                      ---------------
   The Goldman Sachs Group, Inc.,
   0.00% dated 12/31/09, to be
   repurchased at $9,000,000
   on 1/04/10 (collateralized by
   $14,912,162 GNMA, 5.00-6.00%
   due 5/20/38-7/16/39, value $9,180,000)                 9,000,000         9,000,000
                                                                      ---------------
TOTAL REPURCHASE AGREEMENTS (COST: $70,600,000)                            70,600,000
                                                                      ---------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $303,115,346)                         303,115,346
                                                                      ---------------

TOTAL INVESTMENTS 100.04%
   (COST: $303,115,346)*                                              $   303,115,346
LIABILITIES, LESS CASH AND OTHER ASSETS (0.04)%                              (110,354)
                                                                      ---------------
   NET ASSETS 100.00%                                                 $   303,004,992
                                                                      ===============

*    AGGREGATE COST FOR FEDERAL TAX PURPOSES.

FRN - FLOATING RATE NOTE

                       SEE NOTES TO FINANCIAL STATEMENTS


                      U.S. GOVERNMENT MONEY MARKET FUND 19

STATEMENTS OF ASSETS & LIABILITIES AS OF DECEMBER 31, 2009

                                                                                   BURNHAM          BURNHAM            BURNHAM
                                                                    BURNHAM       FINANCIAL        FINANCIAL       U.S. GOVERNMENT
                                                                      FUND      SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
                                                                  -----------   -------------   ---------------   -----------------
ASSETS
   Investments:
      Investments at cost of unaffiliated securities(9,15)        $58,591,466    $61,826,698    $ 146,194,832        $232,515,346
      Investments at cost of affiliated securities(11,15)                  --      3,028,476        8,823,757                  --
      Repurchase agreements                                                --             --               --          70,600,000
      Net unrealized appreciation/(depreciation) of investments    22,214,949     (8,296,029)       8,467,177                  --
                                                                  -----------    -----------    -------------        ------------
      Total investments at value                                   80,806,415     56,559,145      163,485,766         303,115,346
   Cash                                                                    --         50,825          107,291                  --
   Cash on deposit for securities sold short                               --             --       16,044,561                  --
   Dividends and interest receivable                                   28,000        218,286          779,090              50,732
   Receivable for capital stock sold                                   66,820        148,807          740,263                  --
   Receivable for investments sold                                         --        492,080        2,110,124                  --
   Receivable from investment adviser(5)                                   --             --            5,363             124,561
   Prepaid expenses                                                    18,811         15,404           24,251              55,400
                                                                  -----------    -----------    -------------        ------------
   Total assets                                                    80,920,046     57,484,547      183,296,709         303,346,039
                                                                  -----------    -----------    -------------        ------------
LIABILITIES
      Collateral on securities loaned at value(9)                   9,999,508      3,535,164       27,857,213                  --
      Payable for dividend declared                                     4,645             --              705                 212
      Payable for dividend declared on short sales                         --             --           14,700                  --
      Bank overdraft                                                       --             --               --              97,974
      Payable for fund shares redeemed                                 43,436         86,099          941,779                  --
      Payable for investments purchased                               340,500        529,173        2,779,730                  --
      Short sales at value*                                                --             --       16,094,912                  --
      Options written at value**(,6,16)                                19,600         54,787          606,225                  --
      Payable for auditing and legal fees                              49,987         51,512           60,259              54,438
      Payable for administration fees(1)                                8,892          6,652           15,476              35,967
      Payable for investment advisory fees(2)                          35,567         33,259           92,918             105,662
      Payable due to investment adviser(5)                              7,522          1,142               --                  --
      Payable for distribution fees and service fees(3)                15,018         17,744           37,337                  --
      Payable for printing fees                                         1,058          8,373           10,661              12,648
      Payable for transfer agent fees                                   7,374          9,819           13,725               6,335
      Accrued expenses and other payables                               8,751         10,698           16,177              27,811
                                                                  -----------    -----------    -------------        ------------
      Total liabilities                                            10,541,858      4,344,422       48,541,817             341,047
                                                                  -----------    -----------    -------------        ------------
NET ASSETS                                                        $70,378,188    $53,140,125    $ 134,754,892        $303,004,992
                                                                  ===========    ===========    =============        ============
ANALYSIS OF NET ASSETS(7)
   BY SOURCE:
   Par value                                                      $   298,712    $   316,640    $   1,160,167        $ 30,300,499
   Capital paid-in                                                 51,633,520     63,460,338      125,259,583         272,704,493
   Accumulated undistributed net investment income                    151,007        212,594          303,781                  --
   Accumulated net realized gain/(loss) on investments             (3,921,004)    (2,729,049)        (626,720)                 --
   Net unrealized appreciation/(depreciation) of investments,
      written options and short sales                              22,215,953     (8,120,398)       8,658,081                  --
                                                                  -----------    -----------    -------------        ------------
NET ASSETS                                                        $70,378,188    $53,140,125    $ 134,754,892        $303,004,992
                                                                  ===========    ===========    =============        ============
   BY SHARE CLASS:
      NET ASSETS
      Class A:                                                    $70,018,682    $42,447,400    $ 110,699,366        $303,004,992
      Class B:                                                    $   267,090    $ 9,344,561    $          --        $         --
      Class C:                                                    $    92,416    $ 1,348,164    $  12,590,583        $         --
      Class I:                                                    $        --    $        --    $  11,464,943        $         --
      NAV (PAR VALUE $0.10 PER SHARE)
      Class A:                                                    $     23.56    $     16.95    $       11.77        $       1.00
      Class B:                                                    $     23.48    $     16.08    $          --        $         --
      Class C:                                                    $     23.02    $     16.66    $       11.58        $         --
      Class I:                                                    $        --    $        --    $       10.34        $         --
      CAPITAL SHARES OUTSTANDING(8)
      (UNLIMITED NUMBER OF SHARES HAS BEEN AUTHORIZED)
      Class A:                                                      2,971,729      2,504,471        9,405,164         303,004,992
      Class B:                                                         11,374        580,982               --                  --
      Class C:                                                          4,014         80,944        1,087,182                  --
      Class I:                                                             --             --        1,109,322                  --

*    THE PAYABLES FOR SHORT SALES INCLUDE PROCEEDS RECEIVED FOR THE FOLLOWING
     AMOUNTS: BURNHAM FINANCIAL INDUSTRIES FUND $15,638,244.

** THE PAYABLES FOR OPTIONS WRITTEN INCLUDE PREMIUMS RECEIVED FOR THE FOLLOWING AMOUNTS: BURNHAM FUND $20,604, BURNHAM FINANCIAL SERVICES FUND $230,418, AND BURNHAM FINANCIAL INDUSTRIES FUND $1,253,797.


                             20 ASSETS & LIABILITIES

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                  BURNHAM          BURNHAM            BURNHAM
                                                                   BURNHAM       FINANCIAL        FINANCIAL       U.S. GOVERNMENT
                                                                     FUND      SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
                                                                 -----------   -------------   ---------------   -----------------
INVESTMENT INCOME
   Interest                                                      $     3,430    $     2,530      $     2,913         $1,194,567
   Dividends*                                                      1,052,767      1,574,256        3,268,885                 --
   Securities lending (net of fees)(9)                                77,194         87,474           45,609            194,753
   Income on cash collateral for securities sold short                    --             --            6,937                 --
   Other income                                                           --          7,861               24                 --
                                                                 -----------    -----------      -----------         ----------
   Total income                                                    1,133,391      1,672,121        3,324,368          1,389,320
                                                                 -----------    -----------      -----------         ----------
EXPENSES
   Administration fees(1)                                             91,928         73,609          143,123            402,181
   Investment advisory fees(2)                                       367,712        368,046          858,795          1,169,264
   Performance fees                                                       --             --           47,321                 --
   Interest expense on securities sold short                              --             --          223,044                 --
   Dividends on securities sold short                                     --             --          533,918                 --
   Service fees (Class B)(3)                                             745         22,351               --                 --
   Service fees (Class C)(3)                                              54          2,334           23,139                 --
   Distribution fees (Class A)(3)                                    152,415         97,997          257,681                 --
   Distribution fees (Class B)(3)                                      2,235         67,053               --                 --
   Distribution fees (Class C)(3)                                        161          7,001           69,416                 --
   Transfer agent fees                                                97,537        116,831          167,052             77,765
   Audit and legal fees                                               66,775         73,434           94,830             77,467
   Reports to shareholders                                            11,152         11,868           41,947              7,975
   Trustees' fees and expenses                                        18,318         14,361           26,191            100,863
   Custodian fees                                                     14,350         34,764           49,066             46,727
   Registration fees and expenses                                      8,591          5,068           11,010             30,700
   Fund accounting expenses                                           26,974         23,974           29,159             72,370
   Miscellaneous expenses                                             72,500         63,518           86,297            157,407
                                                                 -----------    -----------      -----------         ----------
   Total expenses before reimbursement                               931,447        982,209        2,661,989          2,142,719
   Plus net contractual reimbursement by adviser(5)                  (41,626)       (64,409)         (59,227)                --
   Plus net voluntary reimbursement by adviser(5)                         --             --               --           (812,687)
   Recoupment of prior expenses reimbursed                            50,879         12,372           10,114              5,471
                                                                 -----------    -----------      -----------         ----------
   Total expenses after reimbursement                                940,700        930,172        2,612,876          1,335,503
                                                                 -----------    -----------      -----------         ----------
NET INVESTMENT INCOME                                            $   192,691    $   741,949      $   711,492         $   53,817
                                                                 ===========    ===========      ===========         ==========
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
   WRITTEN OPTIONS & SHORT SALES

   REALIZED GAIN/(LOSS) FROM SECURITIES, WRITTEN OPTIONS
   AND SHORT SALES TRANSACTIONS:(6)
   Realized gain/(loss) on securities                                (91,211)    (1,219,655)         982,204                 --
   Realized gain on written options                                   91,853      2,009,563        6,457,802                 --
   Realized gain on short sales                                           --             --        1,722,456                 --
   Net increase from payments by affiliates for the disposal
      of investments in violation of restrictions(17)                     --          3,742               --                 --
                                                                 -----------    -----------      -----------         ----------
   Net realized gain from securities, written options and
      short sales transactions                                           642        793,650        9,162,462                 --
                                                                 -----------    -----------      -----------         ----------
UNREALIZED APPRECIATION/(DEPRECIATION) ON:
   Net unrealized appreciation on investments                     16,949,249      7,623,387       19,386,939                 --
   Net unrealized depreciation on written options transactions       (42,540)      (672,156)      (3,156,266)                --
   Net unrealized depreciation on short sales transactions                --             --         (620,024)                --
                                                                 -----------    -----------      -----------         ----------
   Net unrealized appreciation of investments, written options
      and short sales transactions                                16,906,709      6,951,231       15,610,649                 --
                                                                 -----------    -----------      -----------         ----------
   Net realized and unrealized gain on investments, written
      options and short sales transactions                        16,907,351      7,744,881       24,773,111                 --
                                                                 -----------    -----------      -----------         ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $17,100,042    $ 8,486,830      $25,484,603         $   53,817
                                                                 ===========    ===========      ===========         ==========

*    NET OF FOREIGN TAXES WITHHELD OF $1,042 FOR THE BURNHAM FUND.

                        SEE NOTES TO FINANCIAL STATEMENTS


                                  OPERATIONS 21

STATEMENTS OF CHANGES IN NET ASSETS


                                                                   BURNHAM FUND         BURNHAM FINANCIAL SERVICES FUND
                                                          ---------------------------   -------------------------------
                                                             FOR THE        FOR THE         FOR THE          FOR THE
                                                           YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                              2009           2008            2009             2008
                                                          ------------   ------------   --------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income                                   $   192,691   $    187,407    $   741,949      $  1,414,961
   Net realized gain/(loss) from transactions                      642     (3,962,917)       793,650        (2,688,178)
   Unrealized appreciation/(depreciation)                   16,906,709    (34,896,587)     6,951,231        (9,718,713)
                                                           -----------   ------------    -----------      ------------
   Net increase/(decrease) in net assets resulting
      from operations                                       17,100,042    (38,672,097)     8,486,830       (10,991,930)
                                                           -----------   ------------    -----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
   Class A shares                                                   --       (559,834)      (386,531)       (1,187,416)
   Class B shares                                                   --             --        (27,573)         (236,109)
   Class C shares                                                   --             --         (5,772)          (24,809)
   Class I shares                                                   --             --             --                --
                                                           -----------   ------------    -----------      ------------
      Total distributions from net investment income                --       (559,834)      (419,876)       (1,448,334)
                                                           -----------   ------------    -----------      ------------
FROM RETURN OF CAPITAL:
   Class A shares                                                   --             --             --          (147,525)
   Class B shares                                                   --             --             --           (39,583)
   Class C shares                                                   --             --             --            (3,797)
   Class I shares                                                   --             --             --                --
                                                           -----------   ------------    -----------      ------------
      Total distributions from return of capital                    --             --             --          (190,905)
                                                           -----------   ------------    -----------      ------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
   Class A shares                                                   --       (869,777)            --          (347,247)
   Class B shares                                                   --         (6,209)            --           (93,172)
   Class C shares                                                   --           (309)            --            (8,938)
   Class I shares                                                   --             --             --                --
                                                           -----------   ------------    -----------      ------------
      Total distributions from realized gains                       --       (876,295)            --          (449,357)
                                                           -----------   ------------    -----------      ------------
   Total distributions to shareholders                              --     (1,436,129)      (419,876)       (2,088,596)
                                                           -----------   ------------    -----------      ------------
Increase/(decrease) in net assets derived from capital
   share transactions                                       (4,867,264)    (7,145,905)    (3,418,444)      (12,731,894)
   Redemption fees(14)                                              64            473          2,905             9,992
                                                           -----------   ------------    -----------      ------------
   Increase/(decrease) in net assets for the year           12,232,842    (47,253,658)     4,651,415       (25,802,428)
NET ASSETS
   Beginning of year                                        58,145,346    105,399,004     48,488,710        74,291,138
                                                           -----------   ------------    -----------      ------------
END OF YEAR                                                $70,378,188   $ 58,145,346    $53,140,125      $ 48,488,710
                                                           ===========   ============    ===========      ============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS), END OF YEAR    $   151,007   $     31,245    $   212,594      $    (17,418)
                                                           ===========   ============    ===========      ============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            22 CHANGES IN NET ASSETS

     BURNHAM FINANCIAL          BURNHAM U.S. GOVERNMENT
      INDUSTRIES FUND              MONEY MARKET FUND
---------------------------   ---------------------------
   FOR THE        FOR THE        FOR THE        FOR THE
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
    2009           2008           2009           2008
------------   ------------   ------------   ------------


$    711,492   $ 1,303,965    $     53,817   $  3,837,420
   9,162,462    (3,506,170)             --             --
  15,610,649    (6,700,990)             --             --
------------   -----------    ------------   ------------

  25,484,603    (8,903,195)         53,817      3,837,420
------------   -----------    ------------   ------------


          --    (1,212,744)        (53,817)    (3,837,420)
          --            --              --             --
          --       (87,714)             --             --
          --            --              --             --
------------   -----------    ------------   ------------
          --    (1,300,458)        (53,817)    (3,837,420)
------------   -----------    ------------   ------------

          --            --              --             --
          --            --              --             --
          --            --              --             --
          --            --              --             --
------------   -----------    ------------   ------------
          --            --              --             --
------------   -----------    ------------   ------------

    (178,476)   (3,026,830)             --             --
          --            --              --             --
     (20,560)     (311,777)             --             --
          --            --              --             --
------------   -----------    ------------   ------------
    (199,036)   (3,338,607)             --             --
------------   -----------    ------------   ------------
    (199,036)   (4,639,065)        (53,817)    (3,837,420)
------------   -----------    ------------   ------------

  30,276,910    65,817,968      (5,552,374)   (51,230,790)
       7,397        27,993              --             --
------------   -----------    ------------   ------------
  55,569,874    52,303,701      (5,552,374)   (51,230,790)

  79,185,018    26,881,317     308,557,366    359,788,156
------------   -----------    ------------   ------------
$134,754,892   $79,185,018    $303,004,992   $308,557,366
============   ===========    ============   ============
$    303,781   $        --    $         --   $         --
============   ===========    ============   ============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            CHANGES IN NET ASSETS 23

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY


                                                                   BURNHAM FUND         BURNHAM FINANCIAL SERVICES FUND
                                                          ---------------------------   -------------------------------
                                                             FOR THE        FOR THE         FOR THE          FOR THE
                                                           YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                              2009           2008            2009             2008
                                                          ------------   ------------   --------------   --------------
DOLLAR AMOUNTS
CLASS A
   Net proceeds from sale of shares                        $   937,428    $ 1,032,512    $ 14,186,350     $ 21,432,339
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                                  --      1,287,545         350,146        1,586,084
   Cost of shares redeemed                                  (5,684,666)    (8,756,201)    (16,707,503)     (33,532,289)
                                                           -----------    -----------    ------------     ------------
NET INCREASE/(DECREASE)                                    $(4,747,238)   $(6,436,144)   $ (2,171,007)    $(10,513,866)
                                                           ===========    ===========    ============     ============
CLASS B
   Net proceeds from sale of shares                        $        --    $        --    $         --     $         --
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                                  --          6,089          25,151          337,810
   Cost of shares redeemed                                    (187,096)      (684,053)     (1,558,985)      (3,352,528)
                                                           -----------    -----------    ------------     ------------
NET DECREASE                                               $  (187,096)   $  (677,964)   $ (1,533,834)    $ (3,014,718)
                                                           ===========    ===========    ============     ============
CLASS C
   Net proceeds from sale of shares                        $    67,070            $--    $    814,584     $  1,767,362
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                                  --            315           4,950           32,882
   Cost of shares redeemed                                          --        (32,112)       (533,137)      (1,003,554)
                                                           -----------    -----------    ------------     ------------
   Net increase/(decrease)                                 $    67,070    $   (31,797)   $    286,397     $    796,690
                                                           ===========    ===========    ============     ============
CLASS I
   Net proceeds from sale of shares                        $        --    $        --    $         --     $         --
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                                  --             --              --               --
   Cost of shares redeemed                                          --             --              --               --
                                                           -----------    -----------    ------------     ------------
NET INCREASE                                               $        --    $        --    $         --     $         --
                                                           ===========    ===========    ============     ============
NET INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                              $(4,867,264)   $(7,145,905)   $ (3,418,444)    $(12,731,894)
                                                           ===========    ===========    ============     ============
SHARE TRANSACTIONS
CLASS A
   Shares sold                                                  44,530         42,599         978,875        1,335,517
   Shares issued for reinvestments                                  --         70,512          21,416          113,616
   Shares redeemed                                            (288,989)      (378,600)     (1,143,241)      (2,127,282)
                                                           -----------    -----------    ------------     ------------
NET INCREASE/(DECREASE)                                       (244,459)      (265,489)       (142,950)        (678,149)
                                                           ===========    ===========    ============     ============
CLASS B
   Shares sold                                                      --             --              --               --
   Shares issued for reinvestments                                  --            329           1,621           25,476
   Shares redeemed                                             (10,027)       (27,275)       (113,271)        (220,964)
                                                           -----------    -----------    ------------     ------------
NET DECREASE                                                   (10,027)       (26,946)       (111,650)        (195,488)
                                                           ===========    ===========    ============     ============
CLASS C
   Shares sold                                                   2,915             --          53,281          108,503
   Shares issued reinvestments                                      --             17             308            2,392
   Shares redeemed                                                  --         (1,554)        (37,610)         (72,286)
                                                           -----------    -----------    ------------     ------------
NET INCREASE/(DECREASE)                                          2,915         (1,537)         15,979           38,609
                                                           ===========    ===========    ============     ============
CLASS I
   Shares sold                                                      --             --              --               --
   Shares issued reinvestments                                      --             --              --               --
   Shares redeemed                                                  --             --              --               --
                                                           -----------    -----------    ------------     ------------
NET INCREASE                                                        --             --              --               --
                                                           ===========    ===========    ============     ============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            24 CHANGES IN NET ASSETS

     BURNHAM FINANCIAL          BURNHAM U.S. GOVERNMENT
      INDUSTRIES FUND              MONEY MARKET FUND
---------------------------   -----------------------------
   FOR THE        FOR THE         FOR THE         FOR THE
 YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
    2009           2008            2009            2008
------------   ------------   -------------   -------------


$ 72,492,490   $ 91,001,628   $ 230,265,558   $ 307,961,706

     162,974      4,022,613          54,200       3,836,141
 (56,372,979)   (33,052,214)   (235,872,132)   (363,028,637)
------------   ------------   -------------   -------------
$ 16,282,485   $ 61,972,027   $  (5,552,374)  $ (51,230,790)
============   ============   =============   =============

$         --   $         --   $          --   $          --

          --             --              --              --
          --             --              --              --
------------   ------------   -------------   -------------
$         --   $         --   $          --   $          --
============   ============   =============   =============

$  5,831,150   $  6,391,452   $          --   $          --

      18,041        337,902              --              --
  (3,051,219)    (2,883,413)             --              --
------------   ------------   -------------   -------------
$  2,797,972   $  3,845,941   $          --   $          --
============   ============   =============   =============

$ 11,196,453   $         --   $          --   $          --

          --             --              --              --
          --             --              --              --
------------   ------------   -------------   -------------
$ 11,196,453   $         --   $          --   $          --
============   ============   =============   =============

$ 30,276,910   $ 65,817,968   $  (5,552,374)  $ (51,230,790)
============   ============   =============   =============


   7,193,055      9,134,852     230,265,558     307,961,706
      14,435        466,662          54,200       3,836,141
  (5,792,779)    (3,789,131)   (235,872,132)   (363,028,637)
------------   ------------   -------------   -------------
   1,414,711      5,812,383      (5,552,374)    (51,230,790)
============   ============   =============   =============

          --             --              --              --
          --             --              --              --
          --             --              --              --
------------   ------------   -------------   -------------
          --             --              --              --
============   ============   =============   =============

     591,719        651,972              --              --
       1,622         39,568              --              --
    (320,093)      (306,826)             --              --
------------   ------------   -------------   -------------
     273,248        384,714              --              --
============   ============   =============   =============

   1,109,322             --              --              --
          --             --              --              --
          --             --              --              --
------------   ------------   -------------   -------------
   1,109,322             --              --              --
============   ============   =============   =============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            CHANGES IN NET ASSETS 25

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                 INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                              --------------------------------------  -------------------------------------------------------
                                                                                                 DISTRIBUTIONS
                                           NET REALIZED                                           FROM CAPITAL
                   NET ASSET      NET     AND UNREALIZED               DIVIDENDS  DISTRIBUTIONS   GAINS (FROM
                     VALUE,   INVESTMENT    GAIN (LOSS)   TOTAL FROM   FROM NET        FROM        SECURITIES
                   BEGINNING    INCOME     ON SECURITIES  INVESTMENT  INVESTMENT      RETURN      AND OPTIONS       TOTAL
                   OF PERIOD   (LOSS)(b)    AND OPTIONS   OPERATIONS    INCOME      OF CAPITAL   TRANSACTIONS)  DISTRIBUTIONS
                   ---------  ----------  --------------  ----------  ----------  -------------  -------------  -------------
BURNHAM FUND
   CLASS A SHARES
   12/31/09          $17.95     $ 0.06       $  5.55        $  5.61     $   --       $   --         $   --         $   --
   12/31/08           29.84       0.06        (11.50)        (11.44)     (0.18)          --          (0.27)         (0.45)
   12/31/07           26.89       0.08          4.03           4.11      (0.05)          --          (1.11)         (1.16)
   12/31/06           26.97       0.18          2.02           2.20      (0.15)          --          (2.13)         (2.28)
   12/31/05           26.60       0.11          1.38           1.49      (0.09)          --          (1.03)         (1.12)
   CLASS B SHARES
   12/31/09          $18.03     $(0.05)      $  5.50        $  5.45     $   --       $   --         $   --         $   --
   12/31/08           29.90      (0.12)       (11.48)        (11.60)        --           --          (0.27)         (0.27)
   12/31/07           27.10       0.01          3.90           3.91         --           --          (1.11)         (1.11)
   12/31/06           27.23      (0.03)         2.03           2.00         --           --          (2.13)         (2.13)
   12/31/05           26.96      (0.05)         1.35           1.30         --           --          (1.03)         (1.03)
   CLASS C SHARES
   12/31/09          $17.68     $(0.09)      $  5.43        $  5.34     $   --       $   --         $   --         $   --
   12/31/08           29.32      (0.13)       (11.24)        (11.37)        --           --          (0.27)         (0.27)
   12/31/07           26.59       0.10          3.74           3.84         --           --          (1.11)         (1.11)
   12/31/06           26.75      (0.05)         2.02           1.97         --           --          (2.13)         (2.13)
   12/31/05           26.50      (0.06)         1.34           1.28         --           --          (1.03)         (1.03)
BURNHAM FINANCIAL
SERVICES FUND
   CLASS A SHARES
   12/31/09          $14.39     $ 0.25       $  2.46(h)     $  2.71     $(0.15)      $   --         $   --         $(0.15)
   12/31/08           17.70       0.43         (3.07)         (2.64)     (0.47)       (0.06)         (0.14)         (0.67)
   12/31/07           22.56       0.12         (3.30)         (3.18)     (0.08)          --          (1.60)         (1.68)
   12/31/06           21.15       0.17          3.42           3.59      (0.17)          --          (2.01)         (2.18)
   12/31/05           22.51       0.25         (0.18)          0.07      (0.22)          --          (1.21)         (1.43)
   CLASS B SHARES
   12/31/09          $13.67     $ 0.13       $  2.33(h)     $  2.46     $(0.05)      $   --         $   --         $(0.05)
   12/31/08           16.84       0.28         (2.90)         (2.62)     (0.35)       (0.06)         (0.14)         (0.55)
   12/31/07           21.61      (0.03)        (3.14)         (3.17)        --           --          (1.60)         (1.60)
   12/31/06           20.35       0.00(c)       3.27           3.27         --           --          (2.01)         (2.01)
   12/31/05           21.68       0.09         (0.16)         (0.07)     (0.05)          --          (1.21)         (1.26)
   CLASS C SHARES
   12/31/09          $14.18     $ 0.14       $  2.41(h)     $  2.55     $(0.07)      $   --         $   --         $(0.07)
   12/31/08           17.47       0.44         (3.15)         (2.71)     (0.38)       (0.06)         (0.14)         (0.58)
   12/31/07           22.36      (0.03)        (3.26)         (3.29)        --           --          (1.60)         (1.60)
   12/31/06           21.05      (0.02)         3.42           3.40      (0.08)          --          (2.01)         (2.09)
   12/31/05(g)        20.60       0.11          1.78           1.89      (0.23)          --          (1.21)         (1.44)

                        SEE NOTES TO FINANCIAL STATEMENTS


                             26 FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                        RATIOS TO AVERAGE NET ASSETS %
                                                ---------------------------------------------


            NET ASSET                           RATIO OF TOTAL   RATIO OF TOTAL  RATIO OF NET
              VALUE,              NET ASSETS,   EXPENSES AFTER  EXPENSES BEFORE   INVESTMENT
REDEMPTION     END       TOTAL   END OF PERIOD   REIMBURSEMENT   REIMBURSEMENT      INCOME        PORTFOLIO
 FEE(b,c)   OF PERIOD  RETURN %   (IN $000'S)     / RECOVERY       / RECOVERY       (LOSS)     TURNOVER RATE %
----------  ---------  --------  -------------  --------------  ---------------  ------------  ---------------


   $0.00      $23.56     31.11     $ 70,019          1.53             1.52            0.32           48.4
    0.00       17.95    (38.30)      57,740          1.39             1.44            0.23           45.3
    0.00       29.84     15.31      103,876          1.39             1.38            0.28           61.5
    0.00       26.89      8.11       99,031          1.39             1.41            0.65           79.0
    0.00       26.97      5.55      110,562          1.39             1.39            0.43           76.3

   $0.00      $23.48     30.08     $    267          2.27             2.27           (0.28)          48.4
    0.00       18.03    (38.74)         386          2.14             2.19           (0.47)          45.3
    0.00       29.90     14.40        1,446          2.14             2.13            0.04           61.5
    0.00       27.10      7.34        1,951          2.14             2.16           (0.10)          79.0
      --       27.23      4.77        2,682          2.14             2.14           (0.20)          76.3

   $0.00      $23.02     30.13     $     92          2.28             2.26           (0.44)          48.4
    0.00       17.68    (38.75)          19          2.14             2.19           (0.51)          45.3
    0.00       29.32     14.46           77          2.14             2.13            0.35           61.5
    0.00       26.59      7.32            6          2.14             2.16           (0.18)          79.0
      --       26.75      4.77           10          2.14             2.14           (0.22)          76.3



   $0.00      $16.95     18.90     $ 42,447          1.75             1.85            1.66          180.6
    0.00       14.39    (14.78)      38,099          1.60             1.85            2.65          190.2
    0.00       17.70    (13.96)      58,878          1.60             1.64            0.58          137.8
    0.00       22.56     17.02      127,139          1.57             1.57            0.74          125.9
    0.00       21.15      0.37      121,889          1.59             1.59            1.17          129.9

   $0.00      $16.08     17.99     $  9,345          2.49             2.60            0.94          180.6
    0.00       13.67    (15.46)       9,469          2.35             2.60            1.86          190.2
    0.00       16.84    (14.57)      14,953          2.35             2.39           (0.16)         137.8
    0.00       21.61     16.15       26,930          2.32             2.32            0.00          125.9
      --       20.35     (0.34)      28,538          2.34             2.34            0.43          129.9

   $0.00      $16.66     18.12     $  1,348          2.50             2.59            0.96          180.6
    0.00       14.18    (15.45)         921          2.35             2.60            2.88          190.2
    0.00       17.47    (14.58)         460          2.35             2.39           (0.15)         137.8
    0.00       22.36     16.15          632          2.32             2.32           (0.11)         125.9
    0.00       21.05      9.19(a)       190          2.34(d)          2.34(d)         0.75(d)       129.9

                        SEE NOTES TO FINANCIAL STATEMENTS


                             FINANCIAL HIGHLIGHTS 27

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                 INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                              --------------------------------------  -------------------------------------------------------


                                                                                                 DISTRIBUTIONS
                                           NET REALIZED                                           FROM CAPITAL
                   NET ASSET      NET     AND UNREALIZED               DIVIDENDS  DISTRIBUTIONS   GAINS (FROM
                     VALUE,   INVESTMENT    GAIN (LOSS)   TOTAL FROM   FROM NET        FROM        SECURITIES
                   BEGINNING    INCOME     ON SECURITIES  INVESTMENT  INVESTMENT      RETURN      AND OPTIONS       TOTAL
                   OF PERIOD   (LOSS)(b)    AND OPTIONS   OPERATIONS    INCOME      OF CAPITAL   TRANSACTIONS)  DISTRIBUTIONS
                   ---------  ----------  --------------  ----------  ----------  -------------  -------------  -------------
BURNHAM FINANCIAL
INDUSTRIES FUND
  CLASS A SHARES
  12/31/09           $ 9.00     $ 0.07        $ 2.72       $  2.79    $    --          $--          $(0.02)       $ (0.02)
  12/31/08            10.32       0.25         (1.00)        (0.75)     (0.16)          --           (0.41)         (0.57)
  12/31/07            12.41       0.16         (0.31)        (0.15)     (0.19)          --           (1.75)         (1.94)
  12/31/06            11.52       0.10          1.84          1.93      (0.11)          --           (0.93)         (1.04)
  12/31/05            11.33       0.13          0.82          0.95      (0.10)          --           (0.66)         (0.76)
  CLASS C SHARES
  12/31/09           $ 8.92     $ 0.01        $ 2.67       $  2.68    $    --          $--          $(0.02)       $ (0.02)
  12/31/08            10.25       0.17         (0.97)        (0.80)     (0.12)          --           (0.41)         (0.53)
  12/31/07            12.33       0.07         (0.31)        (0.24)     (0.09)          --           (1.75)         (1.84)
  12/31/06            11.44       0.01          1.84          1.85      (0.03)          --           (0.93)         (0.96)
  12/31/05            11.26       0.05          0.82          0.87      (0.03)          --           (0.66)         (0.69)
  CLASS I SHARES
  12/31/09(f)        $10.00     $ 0.08        $ 0.26       $  0.34    $    --          $--          $   --        $    --
BURNHAM U.S.
GOVERNMENT MONEY
MARKET FUND(e)
  CLASS A SHARES
  12/31/09           $ 1.00     $0.000(c)     $   --       $ 0.000(c) $(0.000)(c)      $--          $   --        $(0.000)(c)
  12/31/08             1.00      0.012            --         0.012     (0.012)          --              --         (0.012)
  12/31/07             1.00      0.043            --         0.043     (0.043)          --              --         (0.043)
  12/31/06             1.00      0.042            --         0.042     (0.042)          --              --         (0.042)
  12/31/05             1.00      0.023            --         0.023     (0.023)          --              --         (0.023)

                        SEE NOTES TO FINANCIAL STATEMENTS


                             28 FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.







            NET ASSET                           RATIO OF TOTAL
              VALUE,              NET ASSETS,   EXPENSES AFTER
REDEMPTION     END       TOTAL   END OF PERIOD   REIMBURSEMENT
  FEE(b)    OF PERIOD  RETURN %   (IN $000'S)    / RECOVERY(5)
----------  ---------  --------  -------------  --------------



   $0.00      $11.77    31.00       $110,699         2.67
    0.00        9.00    (6.99)        71,926         2.24
    0.00       10.32    (1.04)        22,482         2.31
    0.00       12.41    16.74         32,822         2.19
    0.00       11.52     8.38         28,781         1.79

   $0.00      $11.58    30.04       $ 12,591         3.38
    0.00        8.92    (7.63)         7,259         2.94
    0.00       10.25    (1.75)         4,400         3.01
    0.00       12.33    16.14          5,290         2.89
    0.00       11.44     7.65          4,220         2.49

   $  --      $10.34     3.40(a)    $ 11,465         1.78(d)




   $  --      $ 1.00     0.02       $303,005         0.46
      --        1.00     1.14        308,557         0.75
      --        1.00     4.35        359,788           --
      --        1.00     4.24        275,502           --
      --        1.00     2.41        230,362           --

                           RATIOS TO AVERAGE NET ASSETS %
------------------------------------------------------------------------------------
                  RATIO OF TOTAL    RATIO OF TOTAL
                  EXPENSES AFTER    EXPENSES BEFORE
                   REIMBURSEMENT     REIMBURSEMENT                    RATIO OF NET
                  / RECOVERY AND    / RECOVERY AND                 INVESTMENT INCOME
 RATIO OF TOTAL  WITHOUT DIVIDEND  WITHOUT DIVIDEND                 WITHOUT DIVIDEND
EXPENSES BEFORE    AND INTEREST       AND EXPENSE      RATIO OF NET     AND INTEREST    PORTFOLIO
 REIMBURSEMENT      EXPENSE ON        INTEREST ON     INVESTMENT      EXPENSE ON       TURNOVER
 / RECOVERY(5)    SHORT SALES(5)    SHORT SALES(5)      INCOME     ON SHORT SALES(5)    RATE %
---------------  ----------------  ----------------  ------------  -----------------  ---------



      2.72              1.88             1.93            0.75             1.54          229.0
      2.45              1.82             2.03            2.61             3.04          278.7
      2.63              1.85             2.17            1.25             1.71          236.1
      2.48              1.81             2.10            0.77             1.15          210.9
      2.01              1.79             2.01            1.15             1.15          271.1

      3.43              2.58             2.63            0.09             0.89          229.0
      3.16              2.52             2.73            1.76             2.19          278.7
      3.33              2.55             2.87            0.56             1.02          236.1
      3.18              2.51             2.80            0.09             0.47          210.9
      2.70              2.49             2.70            0.43             0.43          271.1

      1.78(d)           1.36(d)          1.36(d)        20.56(d)         20.98(d)       229.0




      0.73              0.46             0.73            0.02             0.02             --
      0.75              0.75             0.75            1.21             1.21             --
      0.72                --             0.72            4.24             4.24             --
      0.76                --             0.76            4.16             4.16             --
      0.77                --             0.77            2.38             2.38             --

----------
(a) TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR, ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.

(b)  PER SHARES VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARE METHOD.

(c)  LESS THAN $0.001 PER SHARE.

(d)  ANNUALIZED.

(e)  FORMERLY THE BURNHAM U.S. TREASURY MONEY MARKET FUND.

(f)  COMMENCED OPERATIONS ON DECEMBER 16, 2009.

(g)  COMMENCED OPERATIONS ON APRIL 29, 2005.

(h) THE ADVISER REIMBURSED THE BURNHAM FINANCIAL SERVICES FUND FOR A LOSS ON A TRANSACTION NOT MEETING THE FUND'S INVESTMENT GUIDELINES, WHICH OTHERWISE WOULD HAVE REDUCED THE AMOUNT BY $0.001.

                        SEE NOTES TO FINANCIAL STATEMENTS


                             FINANCIAL HIGHLIGHTS 29

NOTES TO FINANCIAL STATEMENTS

ADMINISTRATIVE FEES

1. THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND, AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND PAY THE ADMINISTRATOR 0.15% OF AVERAGE DAILY NET ASSETS UP TO $150 MILLION, 0.125% OF AVERAGE DAILY NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10% OF AVERAGE DAILY NET ASSETS ABOVE $300 MILLION.

MANAGEMENT FEES

2. BURNHAM ASSET MANAGEMENT CORPORATION (THE "ADVISER") SERVES AS THE ADVISER TO THE FUNDS. THE ADVISER IS ENTITLED TO A MONTHLY FEE AT AN ANNUAL RATE BASED UPON A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF EACH FUND AT THE FOLLOWING RATES:

BURNHAM FUND                                   0.60%
BURNHAM FINANCIAL SERVICES FUND                0.75%
BURNHAM FINANCIAL INDUSTRIES FUND              0.90%
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND      0.40%

     THE ADVISER'S BASIC FEE WITH RESPECT TO THE BURNHAM FINANCIAL INDUSTRIES FUND MAY BE ADJUSTED UPWARD OR DOWNWARD (BY UP TO 0.10% OF THE FUND'S AVERAGE DAILY NET ASSETS) DEPENDING ON WHETHER AND TO WHAT EXTENT THE FUND'S PERFORMANCE FOR THE RELEVANT PERFORMANCE PERIOD, WHICH CONSISTS OF THE CURRENT MONTH AND THE PRIOR 35 MONTHS, OR SUCH SHORTER PERIOD SINCE COMMENCEMENT OF THE FUND'S OPERATIONS, EXCEEDS OR IS EXCEEDED BY THE PERFORMANCE OF THE KBW BANK INDEX. THIS PERFORMANCE COMPARISON IS MADE AT THE END OF EACH MONTH. FOR THE YEAR ENDED DECEMBER 31, 2009, THE ADVISER'S FEE FOR THE BURNHAM FINANCIAL INDUSTRIES FUND WAS ADJUSTED UPWARD BY 0.05%.

DISTRIBUTION FEES AND COMMISSIONS

3. BURNHAM SECURITIES INC. (THE "DISTRIBUTOR") SERVES AS PRINCIPAL DISTRIBUTOR TO THE FUNDS PURSUANT TO A DISTRIBUTION AGREEMENT. THE FUNDS (OTHER THAN THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND) HAVE ADOPTED DISTRIBUTION PLANS UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, TO REIMBURSE THE DISTRIBUTOR FOR SERVICES PROVIDED FOR DISTRIBUTING SHARES OF THE FUNDS.

THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A DISTRIBUTION FEE OF:

                                    CLASS A   CLASS B   CLASS C
                                    -------   -------   -------
BURNHAM FUND                         0.25%     0.75%     0.75%
BURNHAM FINANCIAL SERVICES FUND      0.25%     0.75%     0.75%
BURNHAM FINANCIAL INDUSTRIES FUND    0.30%       --      0.75%

THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A SERVICE FEE OF:

                                    CLASS B   CLASS C
                                    -------   -------
BURNHAM FUND                         0.25%     0.25%
BURNHAM FINANCIAL SERVICES FUND      0.25%     0.25%
BURNHAM FINANCIAL INDUSTRIES FUND      --      0.25%

FOR THE YEAR ENDED DECEMBER 31, 2009, THE DISTRIBUTOR ALSO RECEIVED FEES FROM SHAREHOLDER TRANSACTIONS AND PORTFOLIO TRADES:

                       CLASS A
                        SALES
                     COMMISSION/   CLASS B   CLASS C      BROKER
                         CDSC        CDSC      CDSC    COMMISSIONS
                     -----------   -------   -------   -----------
BURNHAM FUND           $ 1,547      $  287   $    --     $77,485
BURNHAM FINANCIAL
   SERVICES FUND       $10,364      $3,207   $ 3,439     $    --
BURNHAM FINANCIAL
   INDUSTRIES FUND     $40,394      $   --   $13,369     $    --

OFFERING PRICE

4. FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE WAS $24.80, $17.84 AND $12.39 FOR THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND, RESPECTIVELY. THE REDEMPTION PRICE IS NAV. FOR CLASS B AND CLASS C SHARES, THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.

EXPENSES

5. THE ADVISER ADOPTED A CONTRACTUAL EXPENSE LIMITATION AGREEMENT (THE "AGREEMENT") FOR THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND. UNDER THE AGREEMENT, THE ADVISER CONTRACTUALLY LIMITS THE FOLLOWING FUNDS' TOTAL ANNUAL EXPENSES TO THE RATES BELOW BASED ON AVERAGE NET ASSETS FOR CLASS A, CLASS B AND CLASS C:

                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
BURNHAM FUND                       1.59%     2.34%     2.34%
BURNHAM FINANCIAL SERVICES FUND    1.80%     2.55%     2.55%

     UNDER THE AGREEMENT, THE ADVISER CONTRACTUALLY LIMITS THE BURNHAM FINANCIAL INDUSTRIES FUND'S TOTAL ANNUAL OPERATING EXPENSES BY LIMITING "OTHER EXPENSES" TO 0.65%. THE EXPENSE LIMITATIONS WILL TERMINATE ON APRIL 30, 2010 AND MAY BE CONTINUED FROM YEAR TO YEAR THEREAFTER, IF AGREED BY ALL PARTIES TO THE AGREEMENT.

     PURSUANT TO THE AGREEMENT, ANY WAIVERS AND REIMBURSEMENTS MADE BY THE ADVISER TO A FUND ARE SUBJECT TO RECOUPMENT BY THE ADVISER WITHIN THE FOLLOWING THREE YEARS PROVIDED THE FUND IS ABLE TO EFFECT REPAYMENT AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. EXTRAORDINARY EXPENSES (E.G., PROXY EXPENSES) AND OTHER NON-OPERATING EXPENSES (E.G., DIVIDEND EXPENSES FOR SECURITIES SOLD SHORT AND ACQUIRED FUND FEES) AS DEFINED IN THE AGREEMENT, ARE NOT APPLICABLE TO THE FUNDS' EXPENSE CAPS. FOR THE YEAR ENDED DECEMBER 31, 2009, THE DIVIDEND EXPENSE AND INTEREST EXPENSE FOR SECURITIES SOLD SHORT WERE $533,918 AND $223,044 FOR THE BURNHAM FINANCIAL INDUSTRIES FUND. FOR THE YEAR ENDED DECEMBER 31, 2009, THERE WERE NO EXTRAORDINARY EXPENSES ALLOCATED TO THE FUNDS.

     THE ADVISER MAY FROM TIME TO TIME VOLUNTARILY AGREE TO WAIVE ALL OR A PORTION OF ITS MANAGEMENT FEE FROM THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND. ANY SUCH WAIVER BY THE ADVISER MAY BE DISCONTINUED OR MODIFIED BY THE ADVISER AT ANY TIME. THE AMOUNT OF ANY WAIVED FEES IS SUBJECT TO RECOUPMENT BY THE ADVISER FROM THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND WITHIN THE SAME CALENDAR YEAR IN WHICH THE FEES WERE WAIVED AND THE THREE SUBSEQUENT CALENDAR YEARS, PROVIDED THAT NO AMOUNT MAY BE RECOUPED THAT WOULD CAUSE THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND'S TOTAL EXPENSE RATIO AS A RESULT OF SUCH RECOUPMENT TO EXCEED 1.00%. IN NO EVENT SHALL THE RECOUPMENT EXCEED 0.10% OF DAILY NET ASSETS OF THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND.

FOR THE YEAR ENDED DECEMBER 31, 2009, THE ADVISER'S NET RECOUPMENT OR NET REIMBURSEMENT WAS AS FOLLOWS:

                                                                         SUBJECT TO
                                            RECOUPMENT   REIMBURSEMENT   RECOUPMENT
                                            ----------   -------------   ----------
BURNHAM FUND                                  $50,879       $ 41,626      $ 50,631
BURNHAM FINANCIAL SERVICES FUND               $12,372       $ 64,409      $237,787
BURNHAM FINANCIAL INDUSTRIES FUND             $10,114       $ 59,227      $360,950
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND     $ 5,471       $812,687      $812,687


                        30 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

SECURITIES AND WRITTEN OPTIONS TRANSACTIONS

6. THE AGGREGATE COST OF PURCHASES AND PROCEEDS FROM SALES OF SECURITIES, EXCLUDING SHORT-TERM INVESTMENTS, FOR THE YEAR ENDED DECEMBER 31, 2009, WERE AS FOLLOWS:

                                      PURCHASES        SALES
                                    ------------   ------------
BURNHAM FUND                        $ 35,747,303   $ 33,541,341
BURNHAM FINANCIAL SERVICES FUND     $110,596,262   $107,583,877
BURNHAM FINANCIAL INDUSTRIES FUND   $241,322,670   $207,484,449

WRITTEN OPTION ACTIVITY FOR THE FUNDS WAS AS FOLLOWS:

BURNHAM FUND

WRITTEN OPTIONS                    NUMBER OF CONTRACTS     PREMIUMS
---------------                    -------------------   -----------
OUTSTANDING AT DECEMBER 31, 2008           300            $ 45,544
WRITTEN                                    600              71,326
EXPIRED                                   (300)            (45,544)
CLOSED                                    (500)            (50,722)
                                          ----            --------
OUTSTANDING AT DECEMBER 31, 2009           100            $ 20,604
                                          ====            ========

BURNHAM FINANCIAL SERVICES FUND

WRITTEN OPTIONS                    NUMBER OF CONTRACTS     PREMIUMS
---------------                    -------------------   -----------
OUTSTANDING AT DECEMBER 31, 2008           9,592         $ 1,263,269
WRITTEN                                   27,974           3,495,789
EXPIRED                                  (19,362)         (2,493,803)
CLOSED                                    (6,710)           (923,958)
EXERCISED                                 (8,719)         (1,110,879)
                                         -------         -----------
OUTSTANDING AT DECEMBER 31, 2009           2,775         $   230,418
                                         =======         ===========

BURNHAM FINANCIAL INDUSTRIES FUND

WRITTEN OPTIONS                    NUMBER OF CONTRACTS     PREMIUMS
---------------                    -------------------   -----------
OUTSTANDING AT DECEMBER 31, 2008          35,976         $ 5,959,411
WRITTEN                                   88,155          10,461,985
EXPIRED                                  (54,050)         (7,750,613)
CLOSED                                   (29,405)         (4,070,042)
EXERCISED                                (27,251)         (3,346,944)
                                         -------         -----------
OUTSTANDING AT DECEMBER 31, 2009          13,425         $ 1,253,797
                                         =======         ===========

DISTRIBUTIONS AND TAXES

7. IT IS EACH FUND'S INTENTION TO QUALIFY AS A REGULATED INVESTMENT COMPANY BY COMPLYING WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, APPLICABLE TO REGULATED INVESTMENT COMPANIES AND BY DISTRIBUTING SUBSTANTIALLY ALL OF ITS EARNINGS TO ITS SHAREHOLDERS. THEREFORE, NO FEDERAL INCOME TAX PROVISION IS REQUIRED.

     MANAGEMENT HAS REVIEWED THE TAX POSITIONS FOR EACH OF THE THREE OPEN TAX YEARS AS OF DECEMBER 31, 2009 AND HAS DETERMINED THAT NO PROVISIONS FOR INCOME TAXES IS REQUIRED.

     INCOME DISTRIBUTIONS AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS, WHICH MAY DIFFER FROM GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THE CHARACTER OF DISTRIBUTIONS PAID ON A TAX BASIS DURING 2009 AND 2008 IS AS FOLLOWS:

                                                            BURNHAM          BURNHAM
                                                           FINANCIAL        FINANCIAL
2009                                      BURNHAM FUND   SERVICES FUND   INDUSTRIES FUND
----                                      ------------   -------------   ---------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME                                $--          $419,876         $199,036
LONG-TERM CAPITAL GAIN                          --                --               --
                                               ---          --------         --------
                                               $--          $419,876         $199,036
                                               ===          ========         ========

                                                            BURNHAM          BURNHAM
                                                           FINANCIAL        FINANCIAL
2008                                      BURNHAM FUND   SERVICES FUND   INDUSTRIES FUND
----                                      ------------   -------------   ---------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME                            $  559,834      $1,749,248       $4,639,065
LONG-TERM CAPITAL GAIN                        876,295         148,443               --
RETURN OF CAPITAL                                  --         190,905               --
                                           ----------      ----------       ----------
                                           $1,436,129      $2,088,596       $4,639,065
                                           ==========      ==========       ==========

AS OF DECEMBER 31, 2009, THE COMPONENTS OF DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:

                                                            BURNHAM          BURNHAM
                                                           FINANCIAL        FINANCIAL
2009                                      BURNHAM FUND   SERVICES FUND   INDUSTRIES FUND
----                                      ------------   -------------   ---------------
ORDINARY INCOME                           $   131,739     $   236,448      $ 1,429,553
CAPITAL LOSS CARRYFORWARD                 $(3,718,421)    $(1,844,208)     $        --
POST OCTOBER LOSSES                       $        --     $  (118,710)     $   (80,544)
OTHER BOOK/TAX TEMPORARY DIFFERENCES      $  (183,315)    $  (789,985)     $(1,815,698)
UNREALIZED APPRECIATION/ (DEPRECIATION)   $22,215,953     $(8,120,398)     $ 8,658,081

THE FOLLOWING FUNDS HAD NET CAPITAL LOSS CARRYFORWARDS OF APPROXIMATELY:

                                          CAPITAL LOSS                     POST OCTOBER
FUND                                      CARRYFORWARD   EXPIRATION DATE      LOSSES
----                                      ------------   ---------------   ------------
BURNHAM FUND                               $1,499,924       12/31/2016       $     --
                                            2,218,497       12/31/2017             --
BURNHAM FINANCIAL SERVICES FUND               209,807       12/31/2016        118,710
                                            1,634,401       12/31/2017             --
BURNHAM FINANCIAL INDUSTRIES FUND                  --               --         80,544

NET INVESTMENT INCOME AND REALIZED GAIN AND LOSS FOR FEDERAL TAX PURPOSES DIFFER FROM THAT REPORTED IN THE FINANCIAL STATEMENTS BECAUSE OF TEMPORARY AND PERMANENT BOOK AND TAX DIFFERENCES. THESE DIFFERENCES ARE PRIMARILY RELATED TO DIFFERING TREATMENT OF WASH SALES, REITS AND THE TAX PRACTICE KNOWN AS EQUALIZATION. AS OF DECEMBER 31, 2009, THE PERMANENT BOOK AND TAX BASIS DIFFERENCES WERE AS FOLLOWS:

                                                            BURNHAM          BURNHAM
                                                           FINANCIAL        FINANCIAL
2009                                      BURNHAM FUND   SERVICES FUND   INDUSTRIES FUND
----                                      ------------   -------------   ---------------
INCREASE/(DECREASE)
UNDISTRIBUTED NET INVESTMENT
   INCOME/(LOSS)                            $(72,929)      $(92,061)       $  (407,711)
INCREASE/(DECREASE) ACCUMULATED NET
   REALIZED GAIN/(LOSS)                     $ 97,544       $ 85,625        $(1,002,102)
INCREASE/(DECREASE) TO PAID-IN CAPITAL      $(24,615)      $  6,436        $ 1,409,813
INCREASE/(DECREASE) NET UNREALIZED
   APPRECIATION/(DEPRECIATION)              $     --       $     --        $        --

THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND DID NOT HAVE ANY BOOK/TAX DIFFERENCES FOR DISTRIBUTIONS PAID DURING 2009 AND 2008. ALL DISTRIBUTIONS FROM THE U.S. GOVERNMENT MONEY MARKET FUND ARE CLASSIFIED AS ORDINARY INCOME.

OFFICERS AND TRUSTEES INTERESTS

8. OFFICERS AND TRUSTEES OWNED A PORTION OF THE FOLLOWING FUNDS' OUTSTANDING SHARES AS OF DECEMBER 31, 2009:

BURNHAM FUND                                0.66%
BURNHAM FINANCIAL SERVICES FUND             0.39%
BURNHAM FINANCIAL INDUSTRIES FUND           0.29%
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND   0.01%

SUBSTANTIALLY ALL OF THE ASSETS OF THE BURNHAM U.S.

GOVERNMENT MONEY MARKET FUND ARE OWNED BY CUSTOMERS OF THE FUND'S DISTRIBUTOR AND AFFILIATES.


                        NOTES TO FINANCIAL STATEMENTS 31

NOTES TO FINANCIAL STATEMENTS

SECURITIES LENDING

9. AT DECEMBER 31, 2009, SECURITIES OR A PORTION OF THESE SECURITIES ARE OUT ON LOAN. THE AGGREGATE MARKET VALUE OF THESE LOANED SECURITIES AND THE VALUE OF THE CASH COLLATERAL THE FUNDS RECEIVED ARE AS FOLLOWS:

                                    LOANED SECURITIES       %OF          VALUE OF
                                       MARKET VALUE     NET ASSETS   CASH COLLATERAL
                                    -----------------   ----------   ---------------
BURNHAM FUND                           $ 9,723,118        13.82%       $ 9,999,508
BURNHAM FINANCIAL SERVICES FUND        $ 3,134,186         5.90%       $ 3,535,164
BURNHAM FINANCIAL INDUSTRIES FUND      $26,290,889        19.51%       $27,857,213

DISCLOSURE OF CERTAIN COMMITMENTS AND CONTINGENCIES

10. IN THE NORMAL COURSE OF BUSINESS, THE FUNDS MAY ENTER INTO CONTRACTS AND AGREEMENTS THAT CONTAIN A VARIETY OF REPRESENTATIONS AND WARRANTIES, WHICH PROVIDE GENERAL INDEMNIFICATIONS. THE MAXIMUM EXPOSURE TO THE FUNDS UNDER THESE ARRANGEMENTS IS UNKNOWN, AS THIS WOULD INVOLVE FUTURE CLAIMS THAT MAY BE MADE AGAINST THE FUNDS THAT HAVE NOT YET OCCURRED. HOWEVER, BASED ON EXPERIENCE, THE FUNDS EXPECT THE RISK OF LOSS TO BE REMOTE.

TRANSACTIONS WITH AFFILIATED SECURITIES

11. DURING THE YEAR ENDED DECEMBER 31, 2009, THE BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND OWNED SHARES OF THE FOLLOWING AFFILIATED SECURITIES. AN AFFILIATED SECURITY IS A SECURITY IN WHICH THE FUND HAS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES.

                               VALUE AT     COST OF     COST OF    VALUE AT     REALIZED     DIVIDEND
AFFILIATE                      12/31/08    PURCHASES     SALES     12/31/09    GAIN/(LOSS)    INCOME
---------                      --------   -----------   -------   ----------   -----------   --------
BURNHAM FINANCIAL SERVICES
   FUND:
PEREGRINE HOLDINGS LTD.        $295,107   $     7,839     $--     $  302,946       $--          $--
WESTERN LIBERTY BANCORP        $     --   $ 2,725,530     $--     $2,128,882       $--          $--
BURNHAM FINANCIAL INDUSTRIES
   FUND:
WESTERN LIBERTY BANCORP        $     --   $11,024,034     $--     $8,823,757       $--          $--

RESTRICTED SECURITIES

12. WITH THE EXCEPTION OF THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND, THE FUNDS MAY NOT INVEST MORE THAN 15% OF NET ASSETS IN SECURITIES SUBJECT TO LEGAL OR CONTRACTUAL RISKS ("RESTRICTED SECURITIES"). AT DECEMBER 31, 2009, THE BURNHAM FINANCIAL SERVICES FUND OWNED THE FOLLOWING RESTRICTED SECURITIES, WHICH MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE VALUE OF THESE SECURITIES IS DETERMINED USING QUOTATIONS SUPPLIED BY A PRICING SERVICE OR BROKER, OR IF NOT AVAILABLE, IS DETERMINED IN GOOD FAITH PURSUANT TO PROCEDURES ADOPTED BY THE BOARD OF TRUSTEES. CERTAIN OF THESE SECURITIES MAY BE OFFERED AND SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OF THE 1933 ACT.

DESCRIPTION,
DATE OF PURCHASE,     SHARES/
% OF NET ASSETS     FACE VALUE      COST        VALUE
-----------------   ----------   ----------   --------
BANK OF ATLANTA
   05/08/06
   1.18%              228,572    $1,600,004   $628,573
PEREGRINE
   HOLDINGS LTD.
   05/31/02
   0.57%              275,000    $  302,946   $302,946

INDUSTRY RISK

13. THE BURNHAM FUND MAY HOLD A LARGE CONCENTRATION OF INVESTMENTS WITHIN THE ENERGY SECTOR. THE FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS IN THE ENERGY SECTOR.
       EVENTS AFFECTING THE ENERGY SECTOR MAY INCLUDE THE FOLLOWING:

-    CHANGE IN NATIONAL AND INTERNATIONAL ECONOMIC AND POLITICAL CONDITIONS

-    COMPANIES IN THE ENERGY SECTOR MAY FALL OUT OF FAVOR

- CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE VALUE OF THE FUND'S INVESTMENTS

THE BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR. EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR MAY INCLUDE THE FOLLOWING:

-    BANK VIABILITY/LIQUIDITY

-    CHANGE IN INCOME CONDITIONS AND INTEREST RATES

-    FINANCIAL COMPANIES MAY FALL OUT OF FAVOR

-    CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE FUND

SHORT-TERM TRADING (REDEMPTION FEE)

14. SHAREHOLDERS IN THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND ARE SUBJECT TO A REDEMPTION FEE EQUAL TO 2.0% OF THE PROCEEDS FOR THE REDEEMED SHARES WITHIN 30 DAYS OF PURCHASE. ALL REDEMPTION FEES ARE RETAINED BY THE APPLICABLE FUND AND ACCOUNTED FOR AS AN ADDITION TO PAID-IN CAPITAL.

FAIR VALUE OF FINANCIAL INSTRUMENTS

15. EFFECTIVE JANUARY 1, 2008, THE FUNDS ADOPTED THE ACCOUNTING STANDARDS CODIFICATION 820 -- FAIR VALUE MEASUREMENTS AND DISCLOSURES ("ASC 820"). ASC 820 DEFINES FAIR VALUE AS THE PRICE THAT WOULD BE RECEIVED TO SELL AN ASSET OR PAID TO TRANSFER A LIABILITY IN AN ORDERLY TRANSACTION BETWEEN MARKET PARTICIPANTS AT THE MEASUREMENT DATE, UNDER CURRENT MARKET CONDITIONS. ASC 820 ESTABLISHES A HIERARCHY THAT PRIORITIZES THE INPUTS TO VALUATION METHODS GIVING THE HIGHEST PRIORITY TO READILY AVAILABLE UNADJUSTED QUOTED PRICES IN AN ACTIVE MARKET FOR IDENTICAL ASSETS (LEVEL 1) AND THE LOWEST PRIORITY TO SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) GENERALLY WHEN MARKET PRICES ARE NOT READILY AVAILABLE OR ARE UNRELIABLE. BASED ON THE VALUATION INPUTS, THE SECURITIES OR OTHER INVESTMENTS ARE TIERED INTO ONE OF THREE LEVELS. CHANGES IN VALUATION METHODS MAY RESULT IN TRANSFERS IN OR OUT OF AN INVESTMENT'S ASSIGNED LEVEL:

LEVEL 1 -- PRICES ARE DETERMINED USING EXCHANGE-TRADED PRICES IN ACTIVE MARKETS FOR IDENTICAL SECURITIES. THIS TECHNIQUE IS USED FOR EXCHANGE-TRADED DOMESTIC COMMON AND PREFERRED EQUITIES AND CERTAIN OPTIONS.

LEVEL 2 -- PRICES ARE DETERMINED USING SIGNIFICANT OBSERVABLE INPUTS. OBSERVABLE INPUTS MAY INCLUDE QUOTED PRICES FOR SIMILAR SECURITIES, INTEREST RATES. PREPAYMENT SPEEDS AND CREDIT RISK. PRICES FOR SECURITIES VALUED USING THESE TECHNIQUES ARE RECEIVED FROM INDEPENDENT PRICING VENDORS AND ARE BASED ON AN EVALUATION OF THE INPUTS DESCRIBED. THESE TECHNIQUES ARE USED FOR CERTAIN DOMESTIC PREFERRED EQUITIES, UNLISTED RIGHTS AND WARRANTS AND CERTAIN OPTIONS.


                        32 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

     LEVEL 3 -- PRICES ARE DETERMINED USING SIGNIFICANT UNOBSERVABLE INPUTS. IN SITUATIONS WHERE QUOTED PRICES OR OBSERVABLE INPUTS ARE UNAVAILABLE, SUCH AS WHEN THERE IS LITTLE OR NO MARKET ACTIVITY FOR AN INVESTMENT, UNOBSERVABLE INPUTS MAY BE USED. UNOBSERVABLE INPUTS REFLECT THE TRUST'S VALUATION COMMITTEE'S OWN ASSUMPTIONS ABOUT THE FACTORS THAT MARKET PARTICIPANTS WOULD USE IN PRICING AN INVESTMENT AND WOULD BE BASED ON THE BEST INFORMATION AVAILABLE. THESE INPUTS INCLUDE, BUT ARE NOT LIMITED TO, ANY AVAILABLE MARKET PRICES FOR THE SECURITY OR FOR SECURITIES DEEMED COMPARABLE; THE COST OF THE SECURITY AT THE DATE OF PURCHASE; FUNDAMENTAL ANALYTICAL DATA RELATING TO THE ISSUER OF THE SECURITY, THE TYPE OF SECURITY AND RELEVANT FINANCIAL STATEMENTS; SPECIAL REPORTS, IF ANY, PREPARED BY QUALIFIED ANALYSTS; AND THE NATURE AND DURATION OF RESTRICTIONS, IF ANY, ON DISPOSITION OF THE SECURITY. SECURITIES USING THIS TECHNIQUE ARE GENERALLY THINLY TRADED OR PRIVATELY PLACED, AND MAY BE VALUED USING BROKER QUOTES, WHICH MANY NOT ONLY USE OBSERVABLE OR UNOBSERVABLE INPUTS BUT MAY ALSO INCLUDE THE USE OF THE BROKERS' OWN JUDGMENTS ABOUT THE ASSUMPTIONS THAT MARKET PARTICIPANTS WOULD USE.

     THE FOLLOWING IS A SUMMARY OF THE TIERED VALUATION INPUT LEVELS, AS OF DECEMBER 31, 2009. THE LEVEL ASSIGNED TO THE SECURITIES VALUATIONS MAY NOT BE AN INDICATION OF THE RISK OR LIQUIDITY ASSOCIATED WITH INVESTING IN THOSE SECURITIES. BECAUSE OF THE INHERENT UNCERTAINTIES OF VALUATION, THE VALUES REFLECTED IN THE FINANCIAL STATEMENTS MAY MATERIALLY DIFFER FROM THE VALUE RECEIVED UPON ACTUAL SALE OF THOSE INVESTMENTS.

AT DECEMBER 31, 2009                     LEVEL I       LEVEL II     LEVEL III       TOTAL
--------------------                  ------------   ------------   ---------   ------------
BURNHAM FUND
   COMMON STOCK:
      CONSUMER DISCRETIONARY          $  7,856,228   $         --    $     --   $  7,856,228
      CONSUMER STAPLES                   3,282,500             --          --      3,282,500
      ENERGY                            13,485,753             --          --     13,485,753
      FINANCIAL SERVICES                 7,139,850             --          --      7,139,850
      HEALTH CARE                        2,180,480             --          --      2,180,480
      INDUSTRIALS                        6,181,850             --          --      6,181,850
      INFORMATION TECHNOLOGY            12,841,240             --          --     12,841,240
      MATERIALS                          4,423,900             --          --      4,423,900
      TELECOMMUNICATIONS SERVICES        2,921,100             --          --      2,921,100
      UTILITIES                          1,180,500             --          --      1,180,500
      EXCHANGE TRADED FUND               4,292,400             --          --      4,292,400
      REGISTERED INVESTMENT COMPANY        846,600             --          --        846,600
      OTHER DEBT OBLIGATIONS                    --     14,174,014          --     14,174,014
      WRITTEN OPTION                       (19,600)            --          --        (19,600)
BURNHAM FINANCIAL SERVICES FUND
   COMMON STOCK:
      BANKS                           $ 17,820,116   $    259,913    $     --   $ 18,080,029
      DIVERSIFIED FINANCIALS            16,275,188             --     302,946     16,578,134
      THRIFTS & MORTGAGE FINANCE        14,048,046        562,054     628,573     15,238,673
      PREFERRED STOCK                           --        913,850          --        913,850
      OTHER DEBT OBLIGATIONS                    --      5,748,459          --      5,748,459
      WRITTEN OPTIONS                      (52,425)        (2,362)         --        (54,787)

AT DECEMBER 31, 2009                     LEVEL I       LEVEL II     LEVEL III       TOTAL
--------------------                  ------------   ------------   ---------   ------------
BURNHAM FINANCIAL INDUSTRIES FUND
   COMMON STOCK:
   BANKS                              $ 36,359,645   $    310,477    $     --   $ 36,670,122
   DIVERSIFIED FINANCIALS               56,028,330             --          --     56,028,330
   THRIFTS & MORTGAGE FINANCE           35,236,895      1,657,389          --     36,894,284
   PREFERRED STOCK                              --      1,827,700          --      1,827,700
   OTHER DEBT OBLIGATIONS                       --     32,065,330          --     32,065,330
   SHORT SALES                         (16,094,912)            --          --    (16,094,912)
   WRITTEN OPTIONS                        (602,600)        (3,625)         --       (606,225)
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
   U.S. GOVERNMENT AGENCY
      OBLIGATIONS                     $         --   $175,949,089    $     --   $175,949,089
   U.S. GOVERNMENT ASSET BACKED
      COMMERCIAL PAPER                          --     35,066,953          --     35,066,953
   COMMERCIAL PAPER                             --     11,999,220          --     11,999,220
   CERTIFICATE OF DEPOSIT                       --      9,500,084          --      9,500,084
   REPURCHASE AGREEMENTS                        --     70,600,000          --     70,600,000

The following table summarizes the change in value associated with Level III financial instruments carried at fair value for the period ended December 31, 2009:

BURNHAM FINANCIAL SERVICES FUND   LEVEL III ASSETS, NET
-------------------------------   ---------------------
COMMON STOCK:
BALANCE, JANUARY 1, 2009                 $1,490,539
PURCHASES                                     7,839
UNREALIZED LOSS                            (566,859)
                                         ----------
BALANCE, DECEMBER 31, 2009               $  931,519
                                         ==========

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

16. EFFECTIVE JANUARY 1, 2009, THE FUNDS ADOPTED ACCOUNTING STANDARDS CODIFICATION 815 -- DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("ASC 815"). ASC 815 REQUIRES ENHANCED DISCLOSURES TO PROVIDE INFORMATION ABOUT THE REASONS THE FUNDS INVEST IN DERIVATIVE INSTRUMENTS, THE ACCOUNTING TREATMENT OF DERIVATIVES AND THE EFFECT DERIVATIVES HAVE ON FINANCIAL PERFORMANCE.

     THE FOLLOWING IS A SUMMARY OF THE FAIR VALUATIONS OF THE FUNDS' DERIVATIVE INSTRUMENTS CATEGORIZED BY RISK EXPOSURE AS OF DECEMBER 31, 2009:

                      FAIR VALUE OF DERIVATIVE INSTRUMENTS
                             AS OF DECEMBER 31, 2009
                              LIABILITY DERIVATIVES

DERIVATIVES NOT
ACCOUNTED              STATEMENT
FOR AS HEDGING         OF ASSETS
INSTRUMENTS UNDER    & LIABILITIES
ASC 815                LOCATION             FUND         FAIR VALUE
-----------------   --------------   -----------------   ----------
EQUITY CONTRACTS    LIABILITIES      BURNHAM FUND         $ 19,600
                                     BURNHAM FINANCIAL      54,787
                                     SERVICES FUND
                                     BURNHAM FINANCIAL     606,225
                                     INDUSTRIES FUND


                        NOTES TO FINANCIAL STATEMENTS 33

NOTES TO FINANCIAL STATEMENTS

       THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2009

CHANGE IN
DERIVATIVES NOT      LOCATION OF                            REALIZED         UNREALIZED
ACCOUNTED           GAIN OR (LOSS)                        GAIN OR (LOSS)  APPRECIATION OR
FOR AS HEDGING      ON DERIVATIVES                       ON DERIVATIVES    (DEPRECIATION)
INSTRUMENTS UNDER     RECOGNIZED                           RECOGNIZED        RECOGNIZED
ASC 815               IN INCOME             FUND            IN INCOME        IN INCOME
-----------------   --------------   -----------------   --------------   ---------------
EQUITY CONTRACTS    REALIZED GAIN    BURNHAM FUND          $   91,853      $       --
                    (LOSS) FROM
                    WRITTEN
                    OPTIONS
                                     BURNHAM FINANCIAL      2,009,563              --
                                     SERVICES FUND
                                     BURNHAM FINANCIAL      6,457,802              --
                                     INDUSTRIES FUND
                    NET UNREALIZED   BURNHAM FUND                  --         (42,540)
                    APPRECIATION
                    (DEPRECIATION)   BURNHAM FINANCIAL             --        (672,156)
                    OF WRITTEN       SERVICES FUND
                    OPTION
                    TRANSACTIONS     BURNHAM FINANCIAL             --      (3,156,266)
                                     INDUSTRIES FUND

PAYMENTS BY AFFILIATES

17. ON NOVEMBER 23, 2009, THE ADVISER REIMBURSED THE BURNHAM FINANCIAL SERVICES FUND FOR A $3,742 LOSS INCURRED ON A TRANSACTION IN JUNE 2009 NOT MEETING THE FUND'S INVESTMENT GUIDELINES.

SUBSEQUENT EVENTS

18. THE ADVISER HAS EVALUATED EVENTS AND TRANSACTIONS FOR POTENTIAL RECOGNITION OR DISCLOSURE AND HAS DETERMINED THAT THERE ARE NO MATERIAL EVENTS THAT WOULD REQUIRE ADDITIONAL DISCLOSURE THROUGH THE DATE THE FINANCIAL STATEMENTS WERE ISSUED.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

19 IN JANUARY 2010, THE FINANCIAL ACCOUNTING STANDARDS BOARD ISSUED ACCOUNTING STANDARDS UPDATE ("ASU") NO. 2010-06 "IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS." ASU NO. 2010-06 CLARIFIES EXISTING DISCLOSURE AND REQUIRES ADDITIONAL DISCLOSURES REGARDING FAIR VALUE MEASUREMENTS. EFFECTIVE FOR INTERIM AND ANNUAL REPORTING PERIODS BEGINNING AFTER DECEMBER 15, 2009, ENTITIES WILL BE REQUIRED TO DISCLOSE SIGNIFICANT TRANSFERS INTO AND OUT OF LEVEL 1 AND 2 MEASUREMENTS IN THE FAIR VALUE HIERARCHY AND THE REASONS FOR THOSE TRANSFERS. EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER DECEMBER 15, 2010, AND FOR INTERIM PERIODS WITHIN THOSE FISCAL YEARS, ENTITIES WILL NEED TO DISCLOSE INFORMATION ABOUT PURCHASES, SALES, ISSUANCES AND SETTLEMENTS OF LEVEL 3 SECURITIES ON A GROSS BASIS, RATHER THAN AS A NET NUMBER AS CURRENTLY REQUIRED. THE ADVISER IS CURRENTLY EVALUATING THE IMPACT ASU NO. 2010-06 WILL HAVE ON THE FINANCIAL STATEMENT DISCLOSURES.


                        34 NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Burnham Investors Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Burnham Investors Trust (constituting Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, and Burnham U.S. Government Money Market Fund, hereafter referred to as the "Funds") at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010


           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 35

OTHER INFORMATION (UNAUDITED)
UNDERSTANDING YOUR FUND EXPENSES

As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, or the Burnham U.S. Government Money Market Fund (the "funds"), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and
(2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 to December 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses.You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in the fund and other funds.To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    HYPOTHETICAL
                                              ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                     -------------------------------- ----------------------------------------
                                                            EXPENSES                         EXPENSES
                                     BEGINNING   ENDING   PAID DURING BEGINNING  ENDING    PAID DURING
                                      ACCOUNT   ACCOUNT     PERIOD*    ACCOUNT  ACCOUNT      PERIOD*
                                       VALUE     VALUE     7/1/2009-    VALUE    VALUE      7/1/2009-  EXPENSE
                                     7/1/2009  12/31/2009  12/31/2009  7/1/2009 12/31/2009  12/31/2009  RATIO
                                     --------- ---------- ----------- --------- ---------- ----------- -------
BURNHAM FUND
Class A ............................   $1,000    $1,228      $ 9.10     $1,000    $1,017     $ 8.24     1.62%
Class B ............................    1,000     1,224       13.28      1,000     1,013      12.03     2.37%
Class C ............................    1,000     1,224       13.31      1,000     1,013      12.05     2.37%
BURNHAM FINANCIAL SERVICES FUND
Class A ............................   $1,000    $1,128      $ 9.67     $1,000    $1,016     $ 9.16     1.80%
Class B ............................    1,000     1,123       13.66      1,000     1,012      12.95     2.55%
Class C ............................    1,000     1,124       13.67      1,000     1,012      12.95     2.55%
BURNHAM FINANCIAL INDUSTRIES FUND
Class A ............................   $1,000    $1,160      $14.23     $1,000    $1,012     $13.25     2.61%
Class C ............................    1,000     1,157       18.06      1,000     1,008      16.82     3.32%
Class I ............................    1,000     1,034        0.75      1,000     1,001       0.73**   1.78%
BURNHAM U.S. GOVERNMENT
MONEY MARKET FUND ..................   $1,000    $1,000      $ 1.45     $1,000    $1,024     $ 1.47     0.29%

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE 184 DAYS IN THE MOST RECENT FISCAL HALF-YEAR, DIVIDED BY 365 DAYS IN THE YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

** COMMENCED OPERATIONS ON DECEMBER 16, 2009. EXPENSES PAID DURING THE PERIOD REFLECT THE SHORT LENGTH OF THE FISCAL PERIOD. EXPENSES PAID OVER A FULL HALF-YEAR PERIOD WOULD HAVE BEEN PROPORTIONATELY HIGHER.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) on the funds' website located at http://www.burnhamfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

PORTFOLIO HOLDINGS

The funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.The funds' Form N-Q is available (1) by calling (800) 874-3863; (2) on the funds' website located at http://www.burnhamfunds.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

TAX INFORMATION

Of the distributions made by the following funds, the corresponding percentages represent the amount of each distribution, which will qualify for the 15% dividend income tax rate available as of December 31, 2009.

BURNHAM FINANCIAL SERVICES FUND                                          100.00%
BURNHAM FINANCIAL INDUSTRIES FUND                                        100.00%

Of the distributions made by the following funds, the corresponding percentages represent the amount of each distribution, which may qualify for the dividends received deduction available to corporate shareholders.

BURNHAM FINANCIAL SERVICES FUND                                          100.00%
BURNHAM FINANCIAL INDUSTRIES FUND                                        100.00%

For the fiscal year ended December 31, 2009, there were no long-term capital gains distributed by the funds.


                              36 OTHER INFORMATION

THE FUNDS'
                                BOARD OF TRUSTEES

The tables below provide information on the individuals who serve as trustees and officers of Burnham Investors Trust (to which all funds in this report belong). The Board of Trustees oversees the funds' business and investment activities and is responsible for protecting the interests of fund shareholders.

Two of the trustees are considered affiliated or "interested" persons under the Investment Company Act of 1940, as amended.This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management Corp., the funds' investment advisor, or Burnham Securities Inc., the funds' distributor, as well as anyone who -- individually or otherwise -- owns, controls, or has voting power over 5% or more of the securities of the Burnham companies mentioned above or of any of the funds.

Although Burnham Investors Trust was formed in 1999, the dates of service shown below include any time spent as trustee of the trust's predecessor organization, Burnham Fund, which was formed in June 1975. All trustees oversee four active portfolios, as disclosed in this report. Each trustee serves until his or her resignation, retirement or termination. Each officer serves at the pleasure of the Board of Trustees or until successor is elected. During the year covered by this report, the Board of Trustees met four times. For purposes of trust business, the address for all trustees is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

Jon M. Burnham and Debra B. Hyman are father and daughter, respectively.

You can find more information about the trustees in the Statement of Additional Information for the funds, which is available for free by calling 1-800-874-FUND
(3863).

AFFILIATED TRUSTEES

                        TRUST POSITION(S);                        PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS
NAME, YEAR BORN         YEAR ELECTED TRUSTEE                      DURING THE LAST FIVE YEARS
---------------------   ---------------------------------------   -----------------------------------------------
JON M. BURNHAM          Chairman, President                       Chairman and CEO of Burnham Asset Management
1936                    CEO, 1989                                 Corp., since 1995; Director of Burnham Asset
                                                                  Management Corp., since 1989

GEORGE STARK            Trustee; 2002                             Senior Managing Director, Burnham Asset
1944                                                              Management Corp., Burnham Securities Inc.,
                                                                  since 1989; Director, Burnham Financial Group,
                                                                  since 2002; Director, Anti-Defamation League
                                                                  Foundation, since 2005 (non-profit); Director,
                                                                  Menil Foundation, since 2006 (non-profit);
                                                                  President, CEO, Stark Capital Management, since
                                                                  2002

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                                                  PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS
NAME, YEAR BORN         OFFICE(S) HELD; YEAR APPOINTED            DURING THE LAST FIVE YEARS

MICHAEL E. BARNA        Executive Vice President, Chief           EVP of Burnham Asset Management Corp., since
1961                    Financial Officer and Secretary; 1989     1997; Assistant Secretary of Burnham Asset
                                                                  Management Corp., since 1989

DEBRA B. HYMAN          Executive Vice President; 1989            Vice President and Director of Burnham Asset
1961                                                              Management Corp. and Burnham Securities Inc.,
                                                                  since 1989

PAT A. COLLETTI         First Vice President and                  First Vice President, Burnham Asset Management
1958                    Treasurer; 2004                           Corp., since 2004

FRANK A. PASSANTINO     First Vice President, Assistant           First Vice President of Burnham Asset
1964                    Secretary; 1990 and Anti-Money            Management Corp. and Burnham Securities Inc.,
                        Laundering Compliance Officer; 1999       since 1990


                              BOARD OF TRUSTEES 37

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES Continued

                                                                  PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS
NAME, YEAR BORN         OFFICE(S) HELD; YEAR APPOINTED            DURING THE LAST FIVE YEARS
---------------------   ---------------------------------------   -----------------------------------------------
RONALD M. GEFFEN        Vice President; 1990                      Managing Director of Burnham Asset Management
1952                                                              Corp. and Burnham Securities Inc., since 1990

THOMAS N. CALABRIA      Chief Compliance                          Chief Compliance Officer of Burnham Asset
1968                    Officer; since 2006                       Management Corp., since 2007; Vice President of
                                                                  Burnham Asset Management Corp. and Burnham
                                                                  Securities Inc., 2005 to Present; Assistant
                                                                  Vice President and Regulatory Administrator,
                                                                  PNC Global Investment Servicing (formerly PFPC,
                                                                  Inc.), 1998-2005

INDEPENDENT TRUSTEES

                                                                  PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS
NAME, YEAR BORN         YEAR ELECTED TRUSTEE                      DURING THE LAST FIVE YEARS

JOYCE E. HEINZERLING    2004                                      President, Meridian Fund Advisers, LLC., since
1956                                                              2009; General Counsel, Archery Capital, LLC.,
                                                                  2000-2009 (private investment fund);
                                                                  Director,Value Line Funds, since 2008

SUZANNE D. JAFFE        2006                                      Consultant, SDJ Associates, since 1997
1943                                                              (financial services); Director, Axel Johnson
                                                                  Inc., since 1997 (industrial); Research Corp.,
                                                                  since 1997 (science grants)

DAVID L. LANDSITTEL     2004                                      Certified Public Accountant, Independent
1940                                                              Consultant on Auditing and Financial Reporting,
                                                                  since 1997; Chairman, Committee of Sponsoring
                                                                  Organizations, since 2009 (private sector
                                                                  governance); Director and Audit Committee
                                                                  Chair, Molex, Incorporated, since 2005
                                                                  (manufacturing); CPA Endowment Fund of
                                                                  Illinois, since 2003 (non-profit); Director,
                                                                  Secretary and Treasurer, Hydrangea, Ltd., since
                                                                  1999 (retail); Director, American Express Bank,
                                                                  Ltd. 2004-2008

JOHN C. MCDONALD        1989                                      President, MBX Inc., since 1991
1936                                                              (telecommunications)

DONALD B. ROMANS        1975                                      President, Romans and Co., since 1987 (private
1931                                                              investment, financial consulting); Director,
                                                                  Cadogen Opportunistic Alternatives Fund, since
                                                                  2007; Director,The Phoenix Funds, 1999-2006

ROBERT F. SHAPIRO       1989                                      Vice Chairman, Partner, Klingenstein, Fields &
1934                                                              Co., LLC since 1996 (investment management);
                                                                  Director,TJX Companies, since 1974 (retail);
                                                                  Director, Genaera, 1996-2009 (research)

MODERN PORTFOLIO THEORY STATISTICS TERMS

BETA

A measure of a fund's sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)

R2

Reflects the percentage of a fund's movements that are explained by movements in its benchmark index. An R2 of 100 means that all movements are explained by the benchmark.

ALPHA

Measures the difference between the fund's actual returns and its expected performance, given its level of risk.

STANDARD DEVIATION

A statistical measure of the range of a fund's performance. The greater the standard deviation, the greater the fund's volatility.

SHARPE RATIO

Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk.The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.


                              38 BOARD OF TRUSTEES

                       THIS PAGE INTENTIONALLY LEFT BLANK

(BURNHAM INVESTORS TRUST LOGO)

DISTRIBUTOR:
BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust.To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

OFFICERS OF THE TRUST

JON M. BURNHAM
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MICHAEL E. BARNA
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

DEBRA B. HYMAN
EXECUTIVE VICE PRESIDENT

PAT A. COLLETTI
FIRST VICE PRESIDENT AND TREASURER

FRANK A. PASSANTINO
FIRST VICE PRESIDENT, ASSISTANT SECRETARY AND ANTI-MONEY LAUNDERING OFFICER

RONALD M. GEFFEN
VICE PRESIDENT

THOMAS N. CALABRIA
CHIEF COMPLIANCE OFFICER

BOARD OF TRUSTEES

CHAIRMAN
Jon M. Burnham

TRUSTEES
Joyce E. Heinzerling
Suzanne D. Jaffe
David L. Landsittel
John C. McDonald
Donald B. Romans
Robert F. Shapiro
George Stark

ITEM 2. CODE OF ETHICS.

     As of the period ended December 31, 2009 (the "Reporting Period"), the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated November 13, 2003, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees (the "Board") has determined that the Registrant has more than one audit committee financial expert serving on its audit committee. The Board has designated David L. Landsittel and Donald B. Romans as the Registrant's audit committee financial experts serving on the registrant's audit committee, and determined that both David L. Landsittel and Donald B. Romans are independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $157,975 for 2009 and $157,975 for 2008.

     (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2008.

     (c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $33,330 for 2009 and $33,330 for 2008. The services for each of the fiscal years ended December 31, 2009 and December 31, 2008 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

     (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 2009 and $0 for 2008.

     (e) (1) A copy of the Audit Committee's pre-approval policies and procedures is filed as Exhibit 12(c) to this Form N-CSR.

     (e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows.

               (b)  0.00%

               (c)  100%

               (d)  0.00%

     (f) All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full time permanent employees of the principal accountant.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the registrant's investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the registrant's last two fiscal years are $0 for 2009 and $0 for 2008.

     (h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) is compatible with maintaining the principal accountant's independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not  applicable.

ITEM 6. INVESTMENTS.

     (a) A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1. Report to Shareholders, of this Form N-CSR.

     (b)     Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")(17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a) (1) Burnham Investors Trust Code of Business Conduct and Ethics for Principal Executive and Principal Financial and Accounting Officers, dated November 13, 2003, is filed as Exhibit 12(a)(1) to this Form N-CSR.

     (a) (2) Certifications required by Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

     (a) (3) Not applicable to this filing.

     (b)     Certifications required by Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as
             Exhibit 12(b) to this Form N-CSR.

     (c) Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm Policy is furnished as Exhibit 12(c) to this Form N-CSR.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            BURNHAM INVESTORS TRUST


By (signature and title)                /s/ Jon M. Burnham
                                        ----------------------------------------
                                        Jon M. Burnham
                                        Chief Executive Officer
                                        (Principal Executive Officer)

Date                                    March 2, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (signature and title)                /s/ Jon M. Burnham
                                        ----------------------------------------
                                        Jon M. Burnham
                                        Chief Executive Officer
                                        (Principal Executive Officer)

Date                                    March 2, 2010


By (signature and title)                /s/ Michael E. Barna
                                        ----------------------------------------
                                        Michael E. Barna
                                        Chief Financial Officer
                                        (Principal Financial Officer)

Date                                    March 2, 2010